Document And Entity Information	3 Months Ended
	Dec. 25, 2011	Jan. 25, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	Hutchinson Technology Incorporated
Document Type	S-1
Current Fiscal Year End Date	--09-30
Entity Common Stock, Shares Outstanding		23,398,624
Amendment Flag	false
Entity Central Index Key	0000772897
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Accelerated Filer
Entity Well-known Seasoned Issuer	No
Document Period End Date	Dec 25, 2011
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q1

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Dec. 25, 2011	Dec. 26, 2010	Sep. 25, 2011	Sep. 26, 2010	Sep. 27, 2009
Net sales	$ 58,475	$ 68,244	$ 278,090	$ 347,189	$ 408,022
Cost of sales	56,174	64,920	267,739	314,224	400,488
Gross profit	2,301	3,324	10,351	32,965	7,534
Research and development expenses	3,948	4,049	14,592	21,429	26,776
Selling, general and administrative expenses	7,173	13,634	40,844	55,848	54,880
Severance and other expenses (Note 1) (Note 9)	(711)		6,745	3,674	29,586
Asset impairment and other charges (Note 1)					71,809
Loss from operations	(8,109)	(14,359)	(51,830)	(47,986)	(175,517)
Other (expense) income, net	(87)	831	1,868	2,357	1,536
Gain on extinguishment of long-term debt			8,382	6	17,253
Interest income	17	55	188	1,311	3,184
Interest expense, including non-cash accretion of $7,576, $8,456 and $8,793	(4,283)	(3,844)	(15,065)	(15,876)	(19,762)
Gain (loss) on short- and long-term investments	30	364	978	(319)	4,390
Loss before income taxes	(12,432)	(16,953)	(55,479)	(60,507)	(168,916)
Provision (benefit) for income taxes	44	(3)	86	(1,585)	(209)
Net loss	$ (12,476)	$ (16,950)	$ (55,565)	$ (58,922)	$ (168,707)
Basic loss per share (in Dollars per share)	$ (0.53)	$ (0.73)	$ (2.38)	$ (2.52)	$ (7.27)
Diluted loss per share (in Dollars per share)	$ (0.53)	$ (0.73)	$ (2.38)	$ (2.52)	$ (7.27)
Weighted-average common shares outstanding (in Shares)	23,395	23,371	23,377	23,362	23,214
Weighted-average common and diluted shares outstanding (in Shares)	23,395	23,371	23,377	23,362	23,214

Consolidated Statements Of Operations (Parentheticals) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Dec. 25, 2011	Dec. 26, 2010	Sep. 25, 2011	Sep. 26, 2010	Sep. 27, 2009
Interest expense, non-cash accretion	$ 1,672	$ 2,238	$ 7,576	$ 8,456	$ 8,793

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 25, 2011	Sep. 25, 2011	Sep. 26, 2010
Current assets:
Cash and cash equivalents (Note 1) (Note 2)	$ 54,635	$ 57,554	$ 55,639
Short-term investments including $1,612 and $4,174 restricted (Note 1)	1,200	1,612	48,899
Trade receivables, net	35,143	44,998	47,629
Other receivables	12,426	7,064	7,849
Inventories	52,912	55,018	53,568
Other current assets	3,946	4,312	2,353
Total current assets	160,262	170,558	215,937
Property, plant and equipment:
Land, buildings and improvements		225,644	225,987
Equipment		760,109	771,977
Construction in progress		12,571	12,880
Less: Accumulated depreciation		(775,190)	(752,611)
Net property, plant and equipment	211,643	223,134	258,233
Other assets	7,043	7,313	5,542
Total assets	378,948	401,005	479,712
Current liabilities:
Current maturities of long-term debt	184	10,681	1,280
Accounts payable	16,744	18,373	15,788
Accrued expenses	10,185	7,759	8,593
Accrued compensation (Note 9)	10,976	12,431	12,911
Total current liabilities	38,089	49,244	38,572
Convertible notes, net of discount (Note 7)	145,831	144,159	174,920
Long-term debt, less current maturities			271
Other long-term liabilities	1,208	1,280	1,271
Commitments and contingencies (Notes 2, 5 and 6)
Shareholders��� equity:
Common stock, $.01 par value, 100,000,000 shares authorized, 23,387,000 (Sept. 25, 2011) 23,371,000 (Sept. 26, 2010) and 23,399,000 (Dec. 25, 2011) issued and outstanding	234	234	234
Additional paid-in capital	420,392	419,984	422,089
Accumulated other comprehensive (loss) income	(244)	190	876
Accumulated loss	(226,562)	(214,086)	(158,521)
Total shareholders��� equity	193,820	206,322	264,678
Total liabilities and shareholders��� equity	$ 378,948	$ 401,005	$ 479,712

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 25, 2011	Sep. 25, 2011	Sep. 26, 2010
Short-term investments, restricted (in Dollars)		$ 1,612	$ 4,174
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	100,000,000	100,000,000	100,000,000
Common stock, shares issued	23,399,000	23,387,000	23,371,000
Common stock, shares outstanding	23,339,000	23,387,000	23,371,000

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Dec. 25, 2011	Dec. 26, 2010	Sep. 25, 2011	Sep. 26, 2010	Sep. 27, 2009
OPERATING ACTIVITIES:
Net loss	$ (12,476)	$ (16,950)	$ (55,565)	$ (58,922)	$ (168,707)
Adjustments to reconcile net loss to cash (used for) provided by operating activities:
Depreciation and amortization	9,334	11,797	48,086	51,849	76,566
Stock-based compensation	388	750	1,870	3,462	4,244
Gain on short- and long-term investments (Note 1)	(30)	(364)	(978)		(4,390)
Loss (gain) on disposal of assets	(38)	227	1,182	173	(1,762)
Asset impairment charge (Note 1) (Notes 10 and 11)	8,338			3,274	71,640
Non-cash interest expense	1,672	2,238	7,576	8,456	8,793
Flood insurance receivable (Note 11)	(4,727)
Gain on extinguishment of debt			(8,382)	(6)	(17,253)
Severance expenses (Note 1) (Note 9)	(1,624)	290	1,741	1,150
Changes in operating assets and liabilities (Note 7)	11,665	3,416	1,932	4,306	50,169
Cash (used for) provided by operating activities	12,502	1,404	(2,538)	13,742	19,300
INVESTING ACTIVITIES:
Capital expenditures	(5,384)	(4,686)	(13,506)	(31,382)	(20,609)
Proceeds from the sale of PP&E					12,205
Change in restricted cash	(2)		(2,620)
Purchases of marketable securities	(1,613)	(5,700)	(12,412)	(71,739)	(46,883)
Sales/maturities of marketable securities	2,055	18,732	60,440	141,445	133,819
Cash (used for) provided by investing activities	(4,944)	8,346	31,902	38,324	78,532
FINANCING ACTIVITIES:
Proceeds from issuance of common stock	20		2	55	1,508
Proceeds from revolving credit line and loan	54,722		15,341		55,699
Repayment of revolving credit line	(65,219)	(485)	(4,932)
Repayment of short- and long-term debt			(34,370)	(102,873)	(110,957)
Debt issuance costs			(3,490)
Cash (used for) provided by financing activities	(10,477)	(485)	(27,449)	(102,818)	(53,750)
Net increase (decrease) in cash and cash equivalents	(2,919)	9,265	1,915	(50,752)	44,082
Cash and cash equivalents at beginning of year	57,554	55,639	55,639	106,391	62,309
Cash and cash equivalents at end of year	54,635	64,904	57,554	55,639	106,391
Cash interest paid (net of amount capitalized)	73
Income taxes paid	$ 1	$ 261

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, unless otherwise specified	Common Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings [Member]	Total
Balance at Sep. 28, 2008	$ 229	$ 412,824	$ (869)	$ 69,108	$ 481,292
Balance (in Shares) at Sep. 28, 2008	22,941
Exercise of stock options		32			32
Issuance of common stock	5	1,472			1,477
Issuance of common stock (in Shares)	418
Stock-based compensation (Note 5)		4,244			4,244
Components of comprehensive income:
Unrealized gain (loss) on securities available for sale, net of income taxes of $0			2,069
Unrealized gain (loss) on derivatives, net of income taxes of $0			1,303
Net loss				(168,707)	(168,707)
Total comprehensive loss					(165,335)
Balance at Sep. 27, 2009	234	418,572	2,503	(99,599)	321,710
Balance (in Shares) at Sep. 27, 2009	23,359
Issuance of common stock		55			55
Issuance of common stock (in Shares)	12
Stock-based compensation (Note 5)		3,462			3,462
Components of comprehensive income:
Unrealized gain (loss) on securities available for sale, net of income taxes of $0			(2,027)
Unrealized gain (loss) on derivatives, net of income taxes of $0			(267)
Foreign currency translation, net of income taxes of $0			667
Net loss				(58,922)	(58,922)
Total comprehensive loss					(60,549)
Balance at Sep. 26, 2010	234	422,089	876	(158,521)	264,678
Balance (in Shares) at Sep. 26, 2010	23,371
Exercise of stock options		2			2
Exercise of stock options (in Shares)	1
Issuance of common stock		44			44
Issuance of common stock (in Shares)	15
Stock-based compensation (Note 5)		1,826			1,826
Equity component of debt repurchase		(3,977)			(3,977)
Components of comprehensive income:
Unrealized gain (loss) on securities available for sale, net of income taxes of $0			(209)
Foreign currency translation, net of income taxes of $0			(477)
Net loss				(55,565)	(55,565)
Total comprehensive loss					(56,251)
Balance at Sep. 25, 2011	$ 234	$ 419,984	$ 190	$ (214,086)	$ 206,322
Balance (in Shares) at Sep. 25, 2011	23,387

Consolidated Statements of Shareholders' Equity (Parentheticals) (Accumulated Other Comprehensive Income (Loss) [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 25, 2011	Sep. 26, 2010	Sep. 27, 2009
Accumulated Other Comprehensive Income (Loss) [Member]
Unrealized gain (loss) on securities available for sale, income taxes	$ 0	$ 0	$ 0
Unrealized gain (loss) on derivatives, income taxes		0	0
Foreign currency translation, income taxes	$ 0	$ 0

Consolidated Statements Of Comprehensive (Loss) Income - Unaudited (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Dec. 25, 2011	Dec. 26, 2010
Net loss	$ (12,476)	$ (16,950)
Other comprehensive (loss) income
Gain on available-for-sale securities, net of income taxes of $0		37
Foreign currency translation, net of income taxes of $0	(434)	164
Other comprehensive (loss) income	(434)	201
Comprehensive loss	$ (12,910)	$ (16,749)

Consolidated Statements Of Comprehensive (Loss) Income - Unaudited (Parentheticals) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Dec. 25, 2011	Dec. 26, 2010
Gain on available-for-sale securities, income taxes	$ 0	$ 0
Foreign currency translation, income taxes	$ 0	$ 0

Summary of Significant Accounting Policies	12 Months Ended
Sep. 25, 2011
Significant Accounting Policies [Text Block]
1.     Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of Hutchinson Technology Incorporated and its subsidiaries (“we,” “our” and “us”), all of which are wholly-owned. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires estimation and judgment that affect the reported amounts of revenues, expenses, assets and liabilities. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. If these estimates differ materially from actual results, the impact on the consolidated financial statements may be material.

Accounting Pronouncements

In May 2011, the FASB issued authoritative guidance related to fair value measurements. The updated guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between accounting principles generally accepted in the United States (U.S. GAAP) and International Financial Reporting Standards (IFRS). The updated guidance is effective for us for our second quarter of 2012. We do not expect the adoption of this pronouncement will have a material impact on our consolidated financial statements.

In June 2011, the FASB updated the disclosure requirements for comprehensive income. The updated guidance requires companies to disclose the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not affect how earnings per share is calculated or presented. The updated guidance is effective for us for our fiscal year 2013. We do not expect the adoption of this pronouncement will have a material impact on our consolidated financial statements.

Fiscal Year

Our fiscal year is the fifty-two/fifty-three week period ending on the last Sunday in September. The fiscal years ended September 27, 2009, September 26, 2010 and September 25, 2011 are fifty-two week periods.

Revenue Recognition

We recognize revenue from the sale of our products when persuasive evidence of an arrangement exists, the product has been delivered, the fee is fixed and determinable and collection of the resulting receivable is reasonably assured. Amounts billed to customers for shipping and handling costs associated with products sold are classified as revenue.

For all sales, we use a binding purchase order as evidence of an arrangement. Delivery generally occurs when the product is delivered to a common carrier. Certain of our products are delivered on a FOB destination basis. We defer our revenue associated with these transactions until the product has been delivered and accepted to the customer’s premises.

We also store Disk Drive Components Division inventory in “vendor managed inventory,” or VMI, facilities, which are warehouses located close to the customer’s manufacturing facilities. Revenue is recognized on sales from such facilities upon the transfer of title and risk of loss, following the customer’s acknowledgement of the receipt of the goods.

        We also enter into arrangements with customers that provide us with reimbursement for engineering services and specific program capacity to partially offset the costs of our investment. We recognize the associated revenue over the estimated life of the program to which the services and capacity relate. The deferred revenue related to these reimbursements as recorded on our consolidated balance sheets as of September 25, 2011, and September 26, 2010, was $542,000 and $1,090,000, respectively, included in “Accrued expenses” and $355,000 and $412,000, respectively, included in “Other long-term liabilities.”

Cash and Cash Equivalents

Cash equivalents consist of all highly liquid investments with original maturities of ninety days or less.

As of September 25, 2011 and September 26, 2010, we had $2,620,000 and $0, respectively, of cash and cash equivalents that were restricted in use, which are classified in other current assets. As of September 25, 2011 this amount covered outstanding letters of credit.

The revolving credit and security agreement between us and PNC Bank requires that we maintain a $15,000,000 compensating balance to draw proceeds on the corresponding credit facility. The $15,000,000 balance is to be maintained under the credit agreement to assure future credit availability.

Investments

Our short-term investments are comprised of United States government debt securities. We account for securities available for sale in accordance with FASB guidance regarding accounting for certain investments in debt and equity securities, which requires that available-for-sale and trading securities be carried at fair value. Unrealized gains and losses deemed to be temporary on available-for-sale securities are reported as other comprehensive income (“OCI”) within shareholders’ equity. Realized gains and losses and decline in value deemed to be other than temporary on available-for-sale securities are included in “Gain (loss) on short- and long-term investments” on our consolidated statements of operations. Trading gains and losses also are included in “Gain (loss) on short- and long-term investments.” Fair value of the securities is based upon quoted market prices in active markets or estimated fair value when quoted market prices are not available. The cost basis for realized gains and losses on available-for-sale securities is determined on a specific identification basis. We classify our securities available-for-sale as short- or long-term based upon management’s intent and ability to hold these investments.

A summary of our investments as of September 25, 2011, and September 26, 2010, is as follows:

	September 25, 2011
	Cost Basis	Gross Realized		Gross Unrealized		Recorded Basis
		Gains	Losses	Gains	Losses
Available-for-sale securities
Short-term investments
Marketable securities	$1,612	$–	$–	$–	$–	$1,612

	September 26, 2010
	Cost Basis	Gross Realized		Gross Unrealized		Recorded Basis
		Gains	Losses	Gains	Losses
Available-for-sale securities
Short-term investments
Marketable securities	$48,690	$–	$–	$209	$–	$48,899

As of September 25, 2011, our short-term investments mature within one year.

Effective December 19, 2008, we entered into a settlement with UBS AG, UBS Financial Services Inc. and UBS Securities LLC (collectively, “UBS”) that provided liquidity for our ARS portfolio held with UBS and to resolve pending litigation between the parties. The settlement provided for certain arrangements, one of which was our acceptance of an offer by UBS to issue to us ARS rights (the “Rights Offering”), which allowed us to require UBS to repurchase at par value all of the ARS held by us in accounts with UBS at any time during the period from June 30, 2010, through July 2, 2012 (if our ARS had not previously been sold by us or by UBS on our behalf or redeemed by the respective issuers of those securities). During the fourth quarter of 2010, we exercised the rights issued to us in the Rights Offering for the remaining ARS held by us and subject to the Rights Offering.

As part of the settlement with UBS, we also entered into a loan agreement with UBS Credit Corp. (“UBS Credit”), which provided us with a line of credit secured only by the ARS we held in accounts with UBS. Following our exercise of the rights issued to us in the Rights Offering, the proceeds of the repurchase of ARS were applied to repay borrowings under the loan agreement. As of September 26, 2010, we had repaid all of the line of credit available to us from UBS Credit.

On March 19, 2010, we entered into a settlement agreement with Citigroup Global Markets Inc. (“CGMI”), providing for the sale of a portion of our ARS. We received approximately $19,313,000 in cash (plus accrued interest) in exchange for $22,600,000 in principal amount of our ARS. As a result, we recorded an additional realized loss on the sale of these ARS of $528,000 during the quarter ended March 28, 2010. As of December 27, 2009, we had recorded an other than temporary realized loss of $2,793,000 on these ARS. For a three-year period, the settlement agreement with CGMI provides us with the option to repurchase some or all of these ARS at the price for which we sold them, and the potential for additional recoveries in the event of issuer redemptions. As of September 25, 2011, we had recovered $978,000, which was recorded as a realized gain. As part of the settlement agreement, we agreed to dismiss with prejudice an arbitration proceeding between us and CGMI and an affiliate of CGMI relating to these ARS.

As of September 25, 2011 and September 26, 2010, we had $1,612,000 and $4,174,000, respectively, of short-term investments. For September 25, 2011, this amount covered a security for our self-insured workers compensation programs. For September 26, 2010, these amounts covered outstanding letters of credit and a security for our self-insured workers compensation programs.

Trade Receivables

We grant credit to our customers, but generally do not require collateral or any other security to support amounts due. Trade receivables of $44,998,000 at September 25, 2011, and $47,629,000 at September 26, 2010, are net of allowances of $185,000 and $372,000, respectively. As of September 25, 2011, allowances of $185,000 consisted of a $23,000 allowance for doubtful accounts and a $162,000 allowance for sales returns. As of September 26, 2010, allowances of $372,000 consisted of a $119,000 allowance for doubtful accounts and a $253,000 allowance for sales returns.

We generally warrant that the products sold by us will be free from defects in materials and workmanship for a period of one year or less following delivery to our customer. Upon determination that the products sold are defective, we typically accept the return of such products and refund the purchase price to our customer. We record a provision against revenue for estimated returns on sales of our products in the same period that the related revenues are recognized. We base the allowance on historical product returns, as well as existing product return authorizations. The following table reconciles the changes in our allowance for sales returns under warranties:

Fiscal Year	Beginning Balance	Increases in the Allowance Related to Warranties Issued	Reductions in the Allowance for Returns Under Warranties	Ending Balance
2011	$253	$705	$(796)	$162
2010	$275	$868	$(890)	$253

Inventories

Inventories are valued at the lower of cost (first-in, first-out method) or market by analyzing market conditions, current sales prices, inventory costs and inventory balances. Inventories consisted of the following at September 25, 2011 and September 26, 2010:

	2011	2010
Raw materials	$21,566	$24,559
Work in process	14,656	10,601
Finished goods	18,796	18,408
	$55,018	$53,568

Property and Depreciation

Property, plant and equipment are stated at cost. Costs of renewals and betterments are capitalized and depreciated. Maintenance and repairs are charged to expense as incurred.

Buildings and leasehold improvements are depreciated on a straight-line basis and equipment is depreciated primarily using straight-line basis for financial reporting purposes. Property is depreciated using primarily accelerated methods for tax reporting purposes. Estimated useful lives for financial reporting purposes are as follows:

Buildings	25 to 35 years
Leasehold improvements	5 to 10 years
Equipment	1 to 15 years

We lease some manufacturing equipment that has been treated as a capital lease for accounting purposes. The present value of the minimum quarterly payments resulted in an initial $686,000 lease obligation and related leased asset.

Foreign Currency Translation

Our Thailand operation uses their local currency as its functional currency. Assets and liabilities are translated at exchange rates in effect at the balance sheet date. Income and expense accounts are translated at the average exchange rates during the year. Resulting translation adjustments are recorded as a separate component of accumulated OCI.

Transaction gains and losses that arise from the exchange rate changes on transactions denominated in a currency other than the local currency are included in “Other income, net” in the consolidated statements of operations. We recognized a foreign currency loss of $381,000 in 2011 and a gain of $744,000 in 2010 primarily related to purchases denominated in U.S. dollars made by our Thailand operation.

Engineering and Process Development

        Our engineers and technicians are responsible for the implementation of new technologies, as well as process and product development and improvements. Expenditures related to these activities totaled $40,750,000 in 2011, $51,059,000 in 2010 and $61,545,000 in 2009. Of these amounts, $14,592,000 in 2011, $21,429,000 in 2010 and $26,776,000 in 2009 are classified as research and development expenses, with the remainder relating to quality, engineering and manufacturing support, classified as cost of sales.

Severance and Other Expenses

A summary of our severance and other expenses as of September 25, 2011, is as follows:

	Severance and Benefits	Other Expenses	Total
Accrual balances, September 28, 2008	$–	$–	$–
Restructuring charges	28,731	855	29,586
Cash payments	(28,731)	(855)	(29,586)

Accrual balances, September 27, 2009	$–	$–	$–
Restructuring charges	3,674	–	3,674
Cash payments	(2,524)	–	(2,524)

Accrual balances, September 26, 2010	$1,150	$–	$1,150
Restructuring charges	5,947	798	6,745
Cash payments	(5,356)	(798)	(6,154)

Accrual balances, September 25, 2011	$1,741	$–	$1,741

In response to weakened demand for suspension assemblies and due to changing and uncertain market and economic conditions, we took actions to reduce our cost structure in 2009. During the first quarter of 2009, we announced a restructuring plan that included eliminating positions company-wide. During January 2009, we eliminated approximately 1,380 positions. The workforce reduction resulted in a charge for severance and other expenses of $19,527,000, which was included in our financial results for the thirteen weeks ended December 28, 2008. As of June 28, 2009, the full amount of that severance had been paid.

During the second quarter of 2009, in response to further weakened demand for suspension assemblies, we took actions to further restructure the company and reduce our overall cost structure in our Disk Drive Components Division. We closed our Sioux Falls, South Dakota facility at the end of June 2009 and consolidated the related suspension assembly operations into our Eau Claire, Wisconsin and Hutchinson, Minnesota sites. The assembly operations consolidation resulted in a net elimination of approximately 220 positions. In addition, we consolidated photoetching operations into our Hutchinson, Minnesota site and trace operations into our Eau Claire, Wisconsin site to achieve improvements in efficiency and facility utilization and to reduce operating costs. We also reduced the workforce in our components operation in Eau Claire, Wisconsin by approximately 100 positions. Our total workforce reductions, including these reductions in Sioux Falls, South Dakota and Eau Claire, Wisconsin and the approximately 1,380 positions we eliminated in the first quarter of 2009, total approximately 1,700 positions. The second quarter 2009 workforce reductions resulted in a charge for severance and other expenses of $4,787,000, which was paid by the end of 2009.

During the third quarter of 2009, we took additional actions to further restructure the company to adjust to market conditions and the expected phase out of suspension assembly shipments to our customer, Seagate Technology. The restructuring actions included eliminating approximately 300 additional positions, bringing our overall employment to about 2,500 positions at the end of the third quarter of 2009. The third quarter 2009 workforce reductions resulted in charges for severance and other expenses of $4,894,000 recorded in the third quarter and $378,000 recorded in the fourth quarter of 2009, which were paid by the end of 2009.

During 2009, other expenses included $855,000 of costs related to the Sioux Falls, South Dakota facility closure and assembly consolidation actions.

During the fourth quarter of 2010, we announced actions to reduce costs and preserve cash, including eliminating approximately 80 positions company-wide. The workforce reduction resulted in a charge for severance expenses of $3,674,000, of which $1,150,000 remains to be paid.

        During the second quarter of 2011, we recorded $6,745,000 of severance and other expenses related to the 2011 manufacturing consolidation and restructuring plan that includes eliminating approximately 800 positions from our U.S. workforce. The workforce reduction resulted in a charge for severance expenses of $5,947,000, of which $692,000 was related to our BioMeasurement Division. At the end of 2011, $1,741,000 remained to be paid. Subsequent to year-end, due to the flooding in Thailand, we are leveraging our U.S. assembly operations to offset the temporary loss of capacity in Thailand. This is expected to result in our retaining approximately 120 employees in our Hutchinson, Minnesota manufacturing facility that we previously expected to terminate and that were included in our expected 2011 severance charges. This will result in a reduction of our severance expense by approximately $750,000 during our quarter ending December 25, 2011. The workforce reductions are expected to be completed by the end of our second quarter 2012.

As part of the 2011 consolidation and restructuring plan, we expect to incur approximately $900,000 of total other expenses, primarily internal labor, contractors and freight, related to the consolidation of the Hutchinson, Minnesota components operations into our operations in Eau Claire, Wisconsin. As of September 25, 2011, $798,000 of the other expenses had been paid. The remaining amount has not been recognized and was not accrued on our balance sheet as of September 25, 2011.

Asset Impairment

During the first quarter of 2009, we recorded non-cash impairment charges of $32,280,000 for the impairment of long-lived assets related to manufacturing equipment in our Disk Drive Components Division’s assembly and component operations. The impairment review was triggered by weakened demand for suspension assemblies, uncertain future market conditions and the restructuring plan, as discussed above. In response to these conditions, we made structural changes to consolidate some of our component and assembly manufacturing among our sites.

During the second quarter of 2009, in response to further weakened demand for suspension assemblies, we took actions to further restructure the company and reduce our overall cost structure in our Disk Drive Components Division. We closed our Sioux Falls, South Dakota facility at the end of June 2009 and consolidated the related suspension assembly operations into our Eau Claire, Wisconsin and Hutchinson, Minnesota sites. In addition, we consolidated our Eau Claire, Wisconsin site’s photoetching operations into our Hutchinson, Minnesota site and our Hutchinson, Minnesota site’s trace operations into our Eau Claire, Wisconsin site to achieve improvements in efficiency and facility utilization and to reduce operating costs. As a result of these restructuring actions, we recorded additional non-cash impairment charges of $18,688,000 for the impairment of long-lived assets related to manufacturing equipment in our Disk Drive Components Division’s assembly and component operations.

During the third quarter of 2009, we took additional actions to further restructure the company to adjust to market conditions and the expected phase out of suspension assembly shipments to our customer, Seagate Technology. We recorded additional non-cash impairment charges of $20,841,000 for the impairment of long-lived assets primarily related to assembly manufacturing equipment in our Disk Drive Components Division.

The impairment charges in 2009 were recorded on the line item “Asset impairment charge” within operating expenses due to the assets being deemed excess and no longer utilized due to the restructuring actions discussed above.

During the third quarter of 2010, we recorded non-cash impairment charges of $2,294,000 for the impairment of long-lived assets related to the manufacturing and selling of InSpectra StO2 systems in our BioMeasurement Division. The impairment review was triggered by slower than expected sales growth based on the current pace of adoption of the InSpectra StO2 systems and spending constraints in healthcare markets world-wide, along with our planned operating changes within the BioMeasurement Division. As we evaluated the impact of these changes on our forecast of future operating results in our BioMeasurement Division, we determined that the recorded values of many of the assets in this division were no longer deemed recoverable. Since these assets are no longer expected to generate future positive cash flows in excess of the recorded values, the assets were impaired but will continue to be used on an ongoing basis. Accordingly, for 2010, we recorded impairment charges related to these assets as shown in the following line items on our consolidated statements of operations:

Cost of sales	$1,110,000
Research and development expenses	394,000
Selling, general and administrative expenses	790,000
Total	$2,294,000

When indicators of impairment exist and assets are held for use, we estimate future undiscounted cash flows attributable to the assets. In the event such cash flows are not expected to be sufficient to recover the recorded value of the assets, the assets are written down to their estimated fair values based on the expected discounted future cash flows attributable to the assets or based on appraisals. Factors affecting impairment of assets held for use include the ability of the specific assets to generate positive cash flows. Changes in any of these factors could necessitate impairment recognition in future periods for other assets held for use.

Income Taxes

        We account for income taxes in accordance with FASB guidance on accounting for income taxes. As part of the process of preparing our consolidated financial statements, we are required to estimate our income taxes in each of the jurisdictions in which we operate. This process involves estimating our current tax exposure together with assessing temporary differences resulting from differing treatment of items for tax and accounting purposes. These temporary differences result in deferred tax assets and liabilities, which are included within our consolidated balance sheets. We must then assess the likelihood that our deferred tax assets will be realized based on future taxable income, and to the extent we believe that recovery is not likely, we must establish a valuation allowance. To the extent we establish a valuation allowance or change this allowance in a period, we must include an expense or a benefit within the tax provision in our consolidated statement of operations.

Significant judgment is required in determining our provision for income taxes, our deferred tax assets and liabilities and any valuation allowance recorded against our deferred tax assets. Valuation allowances arise due to the uncertainty of realizing deferred tax assets. At September 25, 2011 and September 26, 2010, we had valuation allowances of $186,447,000 and $168,991,000, respectively. The FASB guidance requires that companies assess whether valuation allowances should be established against their deferred tax assets based on the consideration of all available evidence, using a “more likely than not” standard. In making such assessments, significant weight is to be given to evidence that can be objectively verified. A company’s current or previous losses are given more weight than its future outlook. Under the guidance, our three-year historical cumulative loss was a significant negative factor. This loss, combined with uncertain near-term market and economic conditions, reduced our ability to rely on our projections of future taxable income in determining whether a valuation allowance is appropriate. Accordingly, we concluded that a full valuation allowance was appropriate. We will continue to assess the likelihood that our deferred tax assets will be realizable, and our valuation allowance will be adjusted accordingly, which could materially impact our financial position and results of operations.

Earnings per Share

Basic earnings per share is computed by dividing net income by the weighted-average number of common shares outstanding during the year. Diluted earnings per share identifies the dilutive effect of potential common shares using net income available to common shareholders and is computed (i) using the treasury stock method for outstanding stock options and the if-converted method for the $150,000,000 aggregate principal amount of the 2.25% Convertible Subordinated Notes that were retired in March of 2010 (the “2.25% Notes”) and for the 8.50% Convertible Senior Notes due 2026 (the “8.50% Notes”); and (ii) in accordance with FASB guidance relating to the effect of contingently convertible instruments on diluted earnings per share for the $225,000,000 original aggregate principal amount of 3.25% Convertible Subordinated Notes due 2026 (the “3.25% Notes”). A reconciliation of these amounts is as follows:

	2011	2010	2009
Net loss	$(55,565)	$(58,922)	$(168,707)
Plus: Interest expense on convertible subordinated notes	–	–	–
Less: Additional profit-sharing expense and income tax provisions	–	–	–
Net loss available to common shareholders	$(55,565)	$(58,922)	$(168,707)

Weighted-average common shares outstanding	23,377	23,362	23,214
Dilutive potential common shares	–	–	–
Weighted-average diluted shares outstanding	23,377	23,362	23,214

Basic loss per share	$(2.38)	$(2.52)	$(7.27)
Diluted loss per share	$(2.38)	$(2.52)	$(7.27)

Options to purchase 3,782,000, 3,903,000 and 3,570,000 shares were not included in the 2011, 2010 and 2009 computations of diluted earnings per share, respectively, because they would have been antidilutive.

Diluted loss per share for 2011 excludes potential common shares of 0 using the treasury stock method and potential common shares of 6,356,000 using the if-converted method for the 8.50% Notes, as they were antidilutive. Diluted loss per share for 2010 excludes potential common shares of 187,000 using the treasury stock method and potential common shares of 667,000 using the if-converted method for the 2.25% Notes, as they were antidilutive. Diluted loss per share for 2009 excludes potential common shares of 80,000 using the treasury stock method and potential common shares of 3,044,000 using the if-converted method for the 2.25% Notes, as they were antidilutive.

Financing Arrangements	3 Months Ended	12 Months Ended
	Dec. 25, 2011	Sep. 25, 2011
Debt Disclosure [Text Block]
(7)  SHORT- AND LONG-TERM DEBT

Short- and long-term debt consisted of the following at December 25, 2011, and September 25, 2011:

	December 25, 2011	September 25, 2011
3.25% Notes	$76,243	$76,243
3.25% debt discount	(4,213)	(5,156)
8.50% Notes	85,170	85,170
8.50% debt discount	(11,369)	(12,098)
PNC Bank Credit Line	–	10,409
Capital lease obligations	184	272
Total debt	146,015	154,840
Less: Current maturities	(184)	(10,681)
	$145,831	$144,159

As of December 25, 2011, we had fixed rate debt of $161,413,000. At December 25, 2011, our fixed rate debt had a fair market value of approximately $110,148,000.

3.25% Notes

In January 2006, we issued $225,000,000 aggregate principal amount of 3.25% Convertible Subordinated Notes due 2026 (the “3.25% Notes). The 3.25% Notes were issued pursuant to an Indenture dated as of January 25, 2006 (the “Indenture”). Interest on the 3.25% Notes is payable on January 15 and July 15 of each year, which began on July 15, 2006. Issuance costs of $6,029,000 were capitalized and are being amortized over seven years in consideration of the holders’ ability to require us to repurchase all or a portion of the 3.25% Notes on January 15, 2013, as described below.

Since January 21, 2011, we have had the right to redeem for cash all or a portion of the 3.25% Notes at specified redemption prices, as provided in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. Holders of the 3.25% Notes may require us to purchase all or a portion of their 3.25% Notes for cash on January 15, 2013, January 15, 2016 and January 15, 2021, or in the event of a fundamental change, at a purchase price equal to 100 percent of the principal amount of the 3.25% Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the purchase date.

Under certain circumstances, holders of the 3.25% Notes may convert their 3.25% Notes based on a conversion rate of 27.4499 shares of our common stock per $1,000 principal amount of the 3.25% Notes (which is equal to an initial conversion price of approximately $36.43 per share), subject to adjustment. Upon conversion, in lieu of shares of our common stock, for each $1,000 principal amount of the 3.25% Notes a holder will receive an amount in cash equal to the lesser of (i) $1,000, or (ii) the conversion value, determined in the manner set forth in the Indenture, of the number of shares of our common stock equal to the conversion rate. If the conversion value exceeds $1,000, we also will deliver, at our election, cash or common stock or a combination of cash and common stock with respect to the remaining common stock deliverable upon conversion.

We follow FASB authoritative guidance for accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This guidance specifies that convertible debt instruments that may be settled in cash upon conversion shall be separately accounted for by allocating a portion of the fair value of the instrument as a liability and the remainder as equity. The excess of the principal amount of the liability component over its carrying amount shall be amortized to interest cost over the effective term. The provisions of this guidance apply to the 3.25% Notes. This guidance requires us to recognize additional (non-cash) interest expense based on the market rate for similar debt instruments that do not contain a comparable conversion feature.

The adoption of this guidance required us to allocate the original $225,000,000 proceeds received from the issuance of our 3.25% Notes between the applicable debt and equity components. Accordingly, we allocated $160,584,000 of the proceeds to the debt component of our 3.25% Notes and $40,859,000, net of deferred taxes of $23,557,000, to the equity conversion feature. Subsequent to the original issuance date of the 3.25% Notes, a full valuation allowance was recorded against our deferred tax assets (see Note 12 for a discussion of income taxes). The debt component allocation was based on the estimated fair value of similar debt instruments without a conversion feature as determined by using a discount rate of 8.75%, which represents our estimated borrowing rate for such debt as of the date of our 3.25% Notes issuance. The difference between the cash proceeds associated with our 3.25% Notes and the debt component was recorded as a debt discount with a corresponding offset to additional paid-in capital, net of applicable deferred taxes, representing the equity conversion feature. The debt discount that we recorded is being amortized over seven years, the expected term of our 3.25% Notes (January 19, 2006 through January 15, 2013), using the effective interest method resulting in additional non-cash interest expense. As of December 25, 2011, the remaining period over which the debt discount will be amortized is approximately 12 months.

The carrying amounts of our 3.25% Notes included in our condensed consolidated balance sheets were as follows:

	December 25, 2011	September 25, 2011
Principal balance	$76,243	$76,243
Debt discount	(4,213)	(5,156)
Convertible subordinated notes, net	$72,030	$71,087

We have recorded the following interest expense related to our 3.25% Notes in the periods presented:

	Thirteen Weeks Ended
	December 25, 2011	December 26, 2010
Coupon rate of interest (cash interest)	$619	$1,605
Debt discount amortization (non-cash interest)	943	2,238
Net interest expense for the 3.25% Notes	$1,562	$3,843

8.50% Notes

In February 2011, we issued as part of a tender/exchange $40,000,000 of 8.50% Convertible Senior Notes due 2026 (the “8.50% Notes”) pursuant to an indenture dated as of February 11, 2011. The 8.50% Notes are senior in right of payment to any of our existing and future subordinated indebtedness, including the 3.25% Notes that remain outstanding. Interest is payable on the 8.50% Notes on January 15 and July 15 of each year, beginning July 15, 2011. The 8.50% Notes mature on January 15, 2026. Each $1,000 principal amount of the 8.50% Notes is convertible into 116.2790 shares of our common stock (which is equal to an initial conversion price of approximately $8.60 per share), subject to adjustment.

We have the right to redeem the 8.50% Notes (i) on or after January 15, 2013 to, but excluding, January 15, 2015, if the closing price of our common stock equals or exceeds 150 percent of the conversion price, and (ii) at any time on or after January 15, 2015, in either case in whole or in part, for cash equal to 100 percent of the principal amount of the 8.50% Notes to be redeemed plus any accrued but unpaid interest to but excluding the redemption date. Holders of the 8.50% Notes may require us to repurchase all or a portion of their 8.50% Notes at par on each of January 15, 2015, January 15, 2016 and January 15, 2021 for cash equal to 100 percent of the principal amount of the 8.50% Notes to be repurchased plus any accrued but unpaid interest to but excluding the repurchase date. If a fundamental change (as defined in the indenture) occurs, each holder of 8.50% Notes will have the right to require us to repurchase all or any portion of that holder’s 8.50% Notes for cash equal to 100 percent of the principal amount of the 8.50% Notes to be repurchased plus any accrued but unpaid interest to but excluding the repurchase date.

As a result of the February 2011 tender/exchange, we retired an aggregate principal amount of $75,294,000 of the 3.25% Notes in February 2011. We made cash payments of $30,000,000 for the purchase of $35,294,000 aggregate principal amount of the 3.25% Notes and we issued the $40,000,000 aggregate principal amount of the 8.50% Notes in exchange for $40,000,000 aggregate principal amount of the 3.25% Notes. We determined that the tender/exchange was a substantial debt modification and applied debt extinguishment accounting. The difference between the fair value and the carrying value of the liability component of our debt at the date of extinguishment was recorded as a $5,467,000 gain on extinguishment of debt. The difference between the fair value of the liability component and the fair value of the consideration exchanged was applied as reacquisition of the equity component, which resulted in a $3,371,000 reduction to additional paid-in capital.

In July 2011, we completed an exchange for an additional portion of our outstanding 3.25% Notes. In connection with the July 2011 exchange, we issued $45,170,000 aggregate principal amount of the 8.50% Notes and made aggregate cash payments of $3,091,000 in exchange for $45,963,000 aggregate principal amount of the 3.25% Notes. We determined that the exchange was a substantial debt modification and applied debt extinguishment accounting. The difference between the fair value and the carrying value of the liability component of our debt at the date of extinguishment was recorded as a $2,915,000 gain on extinguishment of debt. The difference between the fair value of the liability component and the fair value of the consideration exchanged was applied as reacquisition of the equity component, which resulted in a $606,000 reduction to additional paid-in capital.

At a special meeting held June 17, 2011, our shareholders approved the issuance of up to $40,000,000 aggregate principal amount of additional 8.50% Notes (and the issuance of our common stock upon conversion thereof) for cash in one or more future private placements or registered offerings. Accordingly, we may, but are not obligated to, issue a limited amount of additional 8.50% Notes without further shareholder approval.

PNC Bank Credit Line

On September 16, 2011, we entered into a revolving credit and security agreement with PNC Bank. The credit agreement provides us with a revolving credit facility in a principal amount of up to $35,000,000, subject to a borrowing base. The credit facility is secured by substantially all of the personal property of Hutchinson Technology Incorporated. The maturity date of the credit facility is October 1, 2014 if, by October 1, 2012, the aggregate outstanding principal amount of the 3.25% Notes is reduced to $50,000,000 or less and we have at least $50,000,000 of liquidity remaining; otherwise the maturity date is October 1, 2012. The credit agreement contains customary representations, warranties, covenants and events of default, including, but not limited to, limitations on the payment of dividends and repurchases of stock, financial covenants requiring a minimum fixed charge coverage ratio, minimum earnings before interest, taxes, depreciation and amortization (“EBITDA”) and minimum liquidity. We maintain an account at PNC Bank with a minimum balance of $15,000,000, as required under the credit agreement.

As of December 25, 2011 we had no borrowings under the credit facility. If we borrow additional amounts under the credit facility in the future, such amounts will be subject to cash interest, at our election, at a rate equal to either (i) PNC Bank’s alternate base rate (as defined in the credit agreement) plus 2.0% per annum or (ii) LIBOR plus 4.5% per annum. After March 25, 2012, such loans, if any, will be eligible to bear cash interest at a reduced rate equal to either (i) PNC Bank’s alternate base rate plus 1.0% per annum or (ii) LIBOR plus 3.5% per annum if no defaults or events of default exist under the credit agreement.

The previously announced suspension of production in our Thailand facility during October 2011 triggered an event of default provision related to business interruptions under the credit agreement with PNC Bank, and we have obtained a waiver of the event of default. The event of default did not trigger any cross-default provisions in our other financing arrangements. As of December 25, 2011, we were in compliance with the covenants of our credit facility.

Capital Leases

We lease some manufacturing equipment that has been treated as a capital lease for accounting purposes. The present value of the minimum quarterly payments under these leases resulted in an initial $686,000 of related leased assets. The outstanding lease obligations as of December 25, 2011 were $184,000.

2.     Financing Arrangements

Short- and Long-Term Debt

	2011	2010
3.25% Notes	$76,243	$197,500
3.25% Notes debt discount	(5,156)	(22,580)
8.50% Notes	85,170	–
8.50% Notes debt discount	(12,098)	–
Eau Claire building mortgage	–	945
PNC Bank Credit Line	10,409	–
Capital lease obligation	272	606
Total debt	154,840	176,471
Less: Current maturities	(10,681)	(1,280)
Total long-term debt	$144,159	$175,191

Contractual maturities of short- and long-term debt subsequent to September 25, 2011, are as follows:
2012	$10,681
2013	76,243
2014	–
2015	85,170
2016	–
Thereafter	–
$172,094

3.25% Notes

In January 2006, we issued $225,000,000 aggregate principal amount of the 3.25% Notes, which mature in 2026. The 3.25% Notes were issued pursuant to an Indenture dated as of January 25, 2006 (the “Indenture”). Interest on the 3.25% Notes is payable on January 15 and July 15 of each year, which began on July 15, 2006. Issuance costs of $6,029,000 were capitalized and are being amortized over seven years in consideration of the holders’ ability to require us to repurchase all or a portion of the 3.25% Notes on January 15, 2013, as described below.

Since January 21, 2011, we have had the right to redeem for cash all or a portion of the 3.25% Notes at specified redemption prices, as provided in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. Holders of the 3.25% Notes may require us to purchase all or a portion of their 3.25% Notes for cash on January 15, 2013, January 15, 2016 and January 15, 2021, or in the event of a fundamental change, at a purchase price equal to 100 percent of the principal amount of the 3.25% Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the purchase date.

Under certain circumstances, holders of the 3.25% Notes may convert their 3.25% Notes based on a conversion rate of 27.4499 shares of our common stock per $1,000 principal amount of the 3.25% Notes (which is equal to an initial conversion price of approximately $36.43 per share), subject to adjustment. Upon conversion, in lieu of shares of our common stock, for each $1,000 principal amount of the 3.25% Notes a holder will receive an amount in cash equal to the lesser of (i) $1,000, or (ii) the conversion value, determined in the manner set forth in the Indenture, of the number of shares of our common stock equal to the conversion rate. If the conversion value exceeds $1,000, we also will deliver, at our election, cash or common stock or a combination of cash and common stock with respect to the remaining common stock deliverable upon conversion.

In May 2008, the FASB issued authoritative guidance for accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This guidance specifies that convertible debt instruments that may be settled in cash upon conversion shall be separately accounted for by allocating a portion of the fair value of the instrument as a liability and the remainder as equity. The excess of the principal amount of the liability component over its carrying amount shall be amortized to interest cost over the effective term. The provisions of this guidance apply to the 3.25% Notes. We adopted the provisions of this guidance beginning in our first quarter of 2010. This guidance requires us to recognize additional (non-cash) interest expense based on the market rate for similar debt instruments that do not contain a comparable conversion feature.

The adoption of this guidance required us to allocate the original $225,000,000 proceeds received from the issuance of the 3.25% Notes between the applicable debt and equity components. Accordingly, we allocated $160,584,000 of the proceeds to the debt component of the 3.25% Notes and $40,859,000, net of deferred taxes of $23,557,000, to the equity conversion feature. Subsequent to the original issuance date of the 3.25% Notes, a full valuation allowance was recorded against our deferred tax assets (see Note 3 for discussion of income taxes). The debt component allocation was based on the estimated fair value of similar debt instruments without a conversion feature as determined by using a discount rate of 8.75 percent, which represents our estimated borrowing rate for such debt as of the date of the 3.25% Notes issuance. The difference between the cash proceeds associated with the 3.25% Notes and the debt component was recorded as a debt discount with a corresponding offset to additional paid-in capital, net of applicable deferred taxes, representing the equity conversion feature. The debt discount that we recorded is being amortized over seven years, the expected term of our 3.25% Notes (January 19, 2006 through January 15, 2013), using the effective interest method resulting in additional non-cash interest expense. As of September 25, 2011, the remaining period over which the debt discount will be amortized is approximately 15 months.

The carrying amounts of the 3.25% Notes included in our consolidated balance sheets were as follows:

	2011	2010
Principal balance	$76,243	$197,500
Debt discount	(5,156)	(22,580)
Convertible subordinated notes, net	$71,087	$174,920

We have recorded the following interest expense related to the 3.25% Notes in the periods presented:

	2011	2010	2009
Coupon rate of interest (cash interest)	$4,598	$6,402	$7,260
Debt discount amortization (non-cash interest)	6,618	8,456	8,793
Total interest expense for the 3.25% Notes	$11,216	$14,858	$16,053

During September 2009, we spent $19,987,000 to repurchase $27,500,000 par value of the 3.25% Notes on the open market using our available cash and cash equivalents, at an average discount to face value of approximately 27 percent. At the time of repurchase, the notes had a book value of $23,139,000, which includes the par value of the notes, offset by the remaining debt discount of $4,361,000. Upon completion of the repurchases, the repurchased 3.25% Notes were cancelled. The resulting gain of $2,792,000 was included in our consolidated financial statements.

A total of $76,243,000 aggregate principal amount of the 3.25% Notes remained outstanding after completion of the fourth quarter 2009 repurchase, the February 2011 tender/exchange Offer and the July 2011 exchange, as discussed below.

8.50% Notes

In February 2011, we completed a tender/exchange. In connection with the tender/exchange, we issued $40,000,000 of the 8.50% Notes pursuant to an indenture dated as of February 11, 2011. The 8.50% Notes are senior in right of payment to any of our existing and future subordinated indebtedness, including the 3.25% Notes that remain outstanding. Interest is payable on the 8.50% Notes on January 15 and July 15 of each year, beginning July 15, 2011. The 8.50% Notes mature on January 15, 2026. Each $1,000 principal amount of the 8.50% Notes is convertible into 116.2790 shares of our common stock (which is equal to an initial conversion price of approximately $8.60 per share), subject to adjustment.

We have the right to redeem the 8.50% Notes (i) on or after January 15, 2013 to, but excluding, January 15, 2015, if the closing price of our common stock equals or exceeds 150 percent of the conversion price, and (ii) at any time on or after January 15, 2015, in either case in whole or in part, for cash equal to 100 percent of the principal amount of the 8.50% Notes to be redeemed plus any accrued but unpaid interest to but excluding the redemption date. Holders of the 8.50% Notes may require us to repurchase all or a portion of their 8.50% Notes at par on each of January 15, 2015, January 15, 2016 and January 15, 2021 for cash equal to 100 percent of the principal amount of the 8.50% Notes to be repurchased plus any accrued but unpaid interest to but excluding the repurchase date. If a fundamental change (as defined in the indenture) occurs, each holder of 8.50% Notes will have the right to require us to repurchase all or any portion of that holder’s 8.50% Notes for cash equal to 100 percent of the principal amount of the 8.50% Notes to be repurchased plus any accrued but unpaid interest to but excluding the repurchase date.

As a result of the February 2011 tender/exchange, we retired an aggregate principal amount of $75,294,000 of the 3.25% Notes in February 2011. We made cash payments of $30,000,000 for the purchase of $35,294,000 aggregate principal amount of the 3.25% Notes and we issued $40,000,000 aggregate principal amount of the 8.50% Notes in exchange for $40,000,000 aggregate principal amount of the 3.25% Notes. We determined that the tender/exchange was a substantial debt modification and applied debt extinguishment accounting. The difference between the fair value and the carrying value of the liability component of our debt at the date of extinguishment was recorded as a $5,467,000 gain on extinguishment of debt. The difference between the fair value of the liability component and the fair value of the consideration exchanged was applied as reacquisition of the equity component, which resulted in a $3,371,000 reduction to additional paid-in capital.

In July 2011, we completed an offer to exchange for new securities an additional portion of our outstanding 3.25% Notes. In connection with the July 2011 exchange, we issued $45,170,000 aggregate principal amount of the 8.50% Notes and made aggregate cash payments of $3,091,000 in exchange for $45,963,000 aggregate principal amount of the 3.25% Notes. We determined that the exchange was a substantial debt modification and applied debt extinguishment accounting. The difference between the fair value and the carrying value of the liability component of our debt at the date of extinguishment was recorded as a $2,915,000 gain on extinguishment of debt. The difference between the fair value of the liability component and the fair value of the consideration exchanged was applied as reacquisition of the equity component, which resulted in a $606,000 reduction to additional paid-in capital.

At a special meeting held June 17, 2011, our shareholders approved the issuance of up to $40,000,000 aggregate principal amount of additional 8.50% Notes (and the issuance of our common stock upon conversion thereof) for cash in one or more future private placements or registered offerings. Accordingly, we may, but are not obligated to, issue a limited amount of additional 8.50% Notes without further shareholder approval.

2.25% Notes

        In February 2003, we issued and sold $150,000,000 aggregate principal amount of the 2.25% Notes. The remaining outstanding 2.25% Notes matured and were retired on March 15, 2010. During 2009, we spent $89,525,000 to repurchase $104,446,000 par value of our 2.25% Notes on the open market using our available cash and cash equivalents, at varying discounts to face value. After the repurchases, we had $45,554,000 par value of the 2.25% Notes outstanding. Upon completion of the repurchases, the repurchased 2.25% Notes were cancelled. The resulting gain of $14,461,000 is included in our consolidated financial statements.

During 2010, we spent $11,488,000 to repurchase $11,500,000 par value of the 2.25% Notes on the open market using our available cash and cash equivalents. Upon completion of the repurchases, the repurchased 2.25% Notes were cancelled. The resulting gain of $6,000 was included in our consolidated financial statements. On the maturity date of March 15, 2010, we used available cash and cash equivalents to pay par value of $34,054,000 to retire all of the remaining outstanding 2.25% Notes. None of the 2.25% Notes remain outstanding.

PNC Bank Credit Line

On September 16, 2011, we entered into a revolving credit and security agreement with PNC Bank under which $10,409,000 was outstanding at the end of 2011. The credit agreement provides us with a revolving credit facility in a principal amount of up to $35,000,000, subject to a borrowing base. The credit facility is secured by substantially all of the personal property of Hutchinson Technology Incorporated. The maturity date of the credit facility is October 1, 2014 if, by October 1, 2012, the aggregate outstanding principal amount of the 3.25% Notes is reduced to $50,000,000 or less and we have at least $50,000,000 of liquidity remaining; otherwise the maturity date is October 1, 2012. The credit agreement contains customary representations, warranties, covenants and events of default, including, but not limited to, limitations on the payment of dividends and repurchases of stock, financial covenants requiring a minimum fixed charge coverage ratio, minimum EBITDA and minimum liquidity. We maintain an account at PNC Bank with a minimum balance of $15,000,000, as required under the credit agreement.

At September 25, 2011, we had borrowed $10,409,000 under the credit facility. Subsequent to year end, we repaid all such borrowings. Currently we have no borrowings under the credit facility. If we borrow additional amounts under the credit facility in the future, such amounts will be subject to cash interest, at our election, at a rate equal to either (i) PNC Bank’s alternate base rate (as defined in the credit agreement) plus 2.0% per annum or (ii) LIBOR plus 4.5% per annum. After March 25, 2012, such loans, if any, will be eligible to bear cash interest at a reduced rate equal to either (i) PNC Bank’s alternate base rate plus 1.0% per annum or (ii) LIBOR plus 3.5% per annum if no defaults or events of default exist under the credit agreement.

Eau Claire Building Mortgage

During the first quarter of 2006, we purchased the assembly manufacturing building (which we previously leased) at our Eau Claire, Wisconsin, manufacturing site, together with related equipment, for $12,924,000, which included the assumption of a mortgage by us with a 7.15 percent interest rate that matured in April 2011. At June 26, 2010, the mortgage had been paid in full.

Capital Leases

We also lease some manufacturing equipment that has been treated as a capital lease for accounting purposes. The present value of the minimum quarterly payments resulted in an initial $686,000 lease obligation and related leased asset.

Income Taxes	3 Months Ended	12 Months Ended
	Dec. 25, 2011	Sep. 25, 2011
Income Tax Disclosure [Text Block]
(12)  INCOME TAXES

We account for income taxes in accordance with FASB guidance on accounting for income taxes. As part of the process of preparing our consolidated financial statements, we are required to estimate our income taxes in each of the jurisdictions in which we operate. This process involves estimating our current tax exposure together with assessing temporary differences resulting from differing treatment of items for tax and accounting purposes. These temporary differences result in deferred tax assets and liabilities, which are included within our consolidated balance sheets. We must then assess the likelihood that our deferred tax assets will be realized based on future taxable income, and to the extent we believe that recovery is not likely, we must establish a valuation allowance. To the extent we establish a valuation allowance or change this allowance in a period, we must include an expense or a benefit within the tax provision in our consolidated statements of operations.

Significant judgment is required in determining our provision for income taxes, our deferred tax assets and liabilities and any valuation allowance recorded against our deferred tax assets. Valuation allowances arise due to the uncertainty of realizing deferred tax assets. At September 25, 2011, we had a valuation allowance of $186,447,000. The FASB guidance requires that companies assess whether valuation allowances should be established against their deferred tax assets based on the consideration of all available evidence, using a “more likely than not” standard. In making such assessments, significant weight is to be given to evidence that can be objectively verified. A company’s current or previous losses are given more weight than its future outlook. Under the guidance, our three-year historical cumulative loss was a significant negative factor. This loss, combined with uncertain near-term market and economic conditions, reduced our ability to rely on our projections of future taxable income in determining whether a valuation allowance is appropriate. Accordingly, we concluded that a full valuation allowance was appropriate. We will continue to assess the likelihood that our deferred tax assets will be realizable, and our valuation allowance will be adjusted accordingly, which could materially impact our financial position and results of operations.

The income tax provision for the thirteen weeks ended December 25, 2011 was $44,000 compared to a benefit of $3,000 for the thirteen weeks ended December 26, 2010.  The income tax provision for the thirteen weeks ended December 25, 2011, consists primarily of foreign income tax expense.  The income tax benefit for the thirteen weeks ended December 26, 2010, was primarily due to a change in U.S. tax law that enabled us to carry back some of our operating losses to prior years and apply for a refund of taxes paid in those years. This benefit was partially offset by foreign income tax expense.

3.     Income Taxes

The (benefit) provision for income taxes consists of the following:

	2011	2010	2009
Current:
Federal	$(216)	$(2,046)	$(530)
Foreign	292	447	307
State	10	14	14
Deferred	–	–	–
	$86	$(1,585)	$(209)

In the fourth quarter of 2008, we recorded a charge of $76,610,000 related to establishing a full valuation allowance against our deferred tax assets. The guidance requires that companies assess whether valuation allowances should be established against their deferred tax assets based on the consideration of all available evidence, using a “more likely than not” standard. In making such assessments, significant weight is given to evidence that can be objectively verified. A company’s current or previous losses are given more weight than its future outlook. Under that standard, our three-year historical cumulative loss was a significant negative factor. This loss, combined with uncertain near-term market and economic conditions, reduced our ability to rely on our projections of future taxable income in determining whether a valuation allowance is appropriate. Accordingly, we concluded that a full valuation allowance is appropriate. We will continue to assess the likelihood that our deferred tax assets will be realizable, and our valuation allowance will be adjusted accordingly, which could materially impact our financial position and results of operations.

The deferred provision (benefit) is composed of the following:

	2011	2010	2009
Asset bases, lives and depreciation methods	$12,162	$19,637	$(4,217)
Reserves and accruals not currently deductible	(296)	(3,489)	5,166
Tax credits and net operating loss (“NOL”) carryforwards	(23,117)	(34,189)	(58,591)
Deferred tax liability on 3.25% Notes	(6,194)	(3,059)	(4,831)
Valuation allowance	17,445	21,100	62,473
	$–	$–	$–

A reconciliation of the statutory federal income tax rate to the effective tax rate is as follows:

	2011	2010	2009
Statutory federal income tax rate	(35.0)%	(35.0)%	(35.0)%
Effect of:
State income taxes, net of federal income tax benefits	–	–	–
Foreign income taxes, net of federal income tax benefits	0.5	0.8	0.4
Valuation allowance on deferred tax assets and/or use of tax credits	36.7	30.9	35.1
Other permanent differences	(2.1)	0.7	(0.4)
	0.1%	(2.6)%	0.1%

The following table shows the significant components of our deferred tax assets:

	2011	2010
Current deferred tax assets:
Receivable allowance	$58	$132
Inventories	6,798	7,089
Accruals and other reserves	2,234	2,652
Valuation allowance	(9,090)	(9,873)
Total current deferred tax assets	–	–
Long-term deferred tax assets:
Property, plant and equipment	(2,620)	9,543
Deferred income	6,750	5,659
Tax credits	31,467	30,674
NOL carryforwards	143,593	121,269
3.25% Notes	(1,833)	(8,027)
Valuation allowance	(177,357)	(159,118)
Total long-term deferred tax assets	–	–
Total deferred tax assets	$–	$–

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At September 25, 2011, our deferred tax assets included $31,467,000 of unused tax credits, of which $3,252,000 can be carried forward indefinitely and $28,215,000 expire at various dates beginning in 2018. In addition, at September 25, 2011, our deferred tax assets included $143,593,000 of NOL carryforwards that will begin to expire in 2021 if not otherwise used by us. As of September 25, 2011, we had an estimated NOL carryforward of approximately $396,926,000 for United States federal tax return purposes. A valuation allowance of $186,447,000 has been recognized to offset the related deferred tax assets due to the uncertainty of realizing the deferred tax assets before they expire. Gross unrecognized tax benefits as of September 25, 2011 and September 26, 2010 were $7,653,000 and $7,516,000, respectively. For 2011, $7,131,000 of our gross unrecognized tax benefits would decrease our effective tax rate if realized.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

2011
Gross unrecognized tax benefits at September 26, 2010	$7,516
Gross increases in tax positions for prior year	78
Gross decreases in tax positions for prior year	(30)
Gross increases in tax positions for current year	89
Fiscal 2011 settlements	–
Lapse in statute of limitations	–
Gross unrecognized tax benefits at September 25, 2011	$7,653

Our policy is to record interest expense and penalties within the provision for income taxes on the consolidated statements of operations. No interest expense or penalties have been included in the gross amount of unrecognized tax benefits due to existing tax credits and NOL carryforwards.

The major jurisdictions in which we file income tax returns are United States federal, various U.S. states and Thailand. In the United States federal jurisdiction we are no longer subject to examination for fiscal years prior to 2008. For state jurisdictions we are no longer subject to examination for fiscal years prior to 2007. Although certain years are no longer subject to examinations by the IRS and various state taxing authorities, NOL carryforwards generated in those years may still be adjusted upon examination by the IRS or state taxing authorities if they either have been or will be used in a future period. In Thailand we operate under various tax holidays that currently are scheduled to fully expire as early as 2024. For 2011 and prior fiscal years, these holidays had no impact on our tax provision or our net loss.

The timing of the resolution of uncertain tax positions is dependent on numerous factors and therefore is highly uncertain; however, we believe it is unlikely that the gross unrecognized tax benefits would materially change in the next 12 months.

Fair Value of Financial Instruments	3 Months Ended	12 Months Ended
	Dec. 25, 2011	Sep. 25, 2011
Fair Value Disclosures [Text Block]
(3)  FAIR VALUE MEASUREMENTS

The following table provides information by level for assets and liabilities that are measured at fair value on a recurring basis.

	Fair Value Measurements at December 25, 2011
	Level 1	Level 2	Level 3
Assets
Available-for-sale securities
U.S. government debt securities	$1,200	$–	$–
Total assets	$1,200	$–	$–

	Fair Value Measurements at September 25, 2011
	Level 1	Level 2	Level 3
Assets
Available-for-sale securities
U.S. government debt securities	$1,612	$–	$–
Total assets	$1,612	$–	$–

The fair value measurement guidance defines fair value, establishes a framework for measuring fair value and expands disclosure requirements about fair value measurements. Under the guidance, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability, developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect our assumptions about the factors market participants would use in valuing the asset or liability, developed based upon the best information available in the circumstances. The fair value hierarchy prescribed by the guidance is broken down into three levels as follows:

Level 1 –	Unadjusted quoted prices in an active market for the identical assets or liabilities at the measurement date.

Level 2 –
Other observable inputs available at the measurement date, other than quoted prices included in Level 1, either directly or indirectly, including:
• Quoted prices for similar assets or liabilities in active markets;
• Quoted prices for identical or similar assets in nonactive markets;
• Inputs other than quoted prices that are observable for the asset or liability; and
• Inputs that are derived principally from or corroborated by other observable market data.

Level 3 –
Unobservable inputs that reflect the use of significant management judgment. These values are generally determined using pricing models for which assumptions utilize management’s estimates of market participant assumptions.

4.     Fair Value of Financial Instruments

We follow fair value measurement accounting with respect to (i) nonfinancial assets and liabilities that are recognized or disclosed at fair value in our financial statements on a recurring basis and (ii) all financial assets and liabilities.

The fair value measurement guidance defines fair value, establishes a framework for measuring fair value and expands disclosure requirements about fair value measurements. Under the guidance, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability, developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect our assumptions about the factors market participants would use in valuing the asset or liability, developed based upon the best information available in the circumstances. The fair value hierarchy prescribed by the guidance is broken down into three levels as follows:

Level 1 –	Unadjusted quoted prices in an active market for the identical assets or liabilities at the measurement date.
Level 2 –
Other observable inputs available at the measurement date, other than quoted prices included in Level 1, either directly or indirectly, including:
  Quoted prices for similar assets or liabilities in active markets;
  Quoted prices for identical or similar assets in nonactive markets;
  Inputs other than quoted prices that are observable for the asset or liability; and
  Inputs that are derived principally from or corroborated by other observable market data.

Level 3 –
Unobservable inputs that reflect the use of significant management judgment. These values are generally determined using pricing models for which assumptions utilize management’s estimates of market participant assumptions.

The following table provides information by level for assets and liabilities that are measured at fair value on a recurring basis.

	Fair Value Measurements at September 25, 2011
	Level 1	Level 2	Level 3
Assets
Available-for-sale
U.S. government debt securities	$1,612	$–	$–
Total assets	$1,612	$–	$–

	Fair Value Measurements at September 26, 2010
	Level 1	Level 2	Level 3
Assets
Available-for-sale
Corporate notes	$17,869	$–	$–
U.S. government debt securities	15,894	–	–
Certificates of deposit	11,539	–	–
Commercial paper	3,597	–	–
Total assets	$48,899	$–	$–

For receivables, accounts payable and accrued expenses, we believe that the carrying amounts approximate fair value because of their short-term nature.

Cash and Cash Equivalents

The fair value is based on quoted market prices.

Short- and Long-Term Debt

The fair values of the 3.25% Notes and the 8.50% Notes are estimated based on the closing market price of the respective Notes as of the end of the fiscal year. The estimated fair values of our short- and long-term debt are as follows:

	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
3.25% Notes	$76,243	$63,282	$197,500	$144,669
8.50% Notes	85,170	58,608	–	–
PNC Bank Credit Line	10,409	10,409	–	–
Eau Claire building mortgage	–	–	945	945

Employee Benefits	12 Months Ended
Sep. 25, 2011
Compensation and Employee Benefit Plans [Text Block]
5.     Employee Benefits

In March 2009, our board of directors approved the suspension of our employee stock purchase plan, effective April 1, 2009. Prior to this date, our employee stock purchase plan provided for the sale of our common stock at discounted purchase prices. The cost per share under this plan was 85 percent of the lesser of the fair market value of our common stock on the first or last day of the purchase period, as defined.

Stock Options

        As of September 25, 2011, we had an option plan under which up to 2,824,888 common shares are reserved for issuance. Under the plan, options may be granted to any employee, including our officers, and to our non-employee directors, and have been granted with an exercise price equal to the closing sale price of a share of our common stock on the NASDAQ Global Select Market on the date the options were granted. Options also may be granted to certain non-employees at a price not less than the closing sale price of a share of our common stock on the NASDAQ Global Select Market on the date the options were granted. Options generally expire ten years from the date of grant or at an earlier date as determined by the committee of our board of directors that administers the plan. Options granted under the plan before November 2005 generally became exercisable in full one year from the date of grant, and options granted since November 2005 generally become exercisable two to three years from the date of grant.

We recorded stock-based compensation expense, included in selling, general and administrative expenses, of $1,870,000, $3,462,000 and $4,244,000 for 2011, 2010 and 2009, respectively. As of September 25, 2011, $2,471,000 of unrecognized compensation costs related to non-vested awards is expected to be recognized over a weighted-average period of approximately 17 months.

We use the Black-Scholes option pricing model to determine the weighted-average fair value of options. The weighted-average fair value of options granted during 2011, 2010 and 2009 was $2.24, $5.41 and $1.89, respectively. The fair value of options at the date of grant and the weighted-average assumptions utilized to determine such values are indicated in the following table:

	2011	2010	2009
Risk-free interest rate	2.3%	2.6%	1.9%
Expected volatility	80%	80%	60%
Expected life (in years)	7.2	7.3	7.7
Dividend yield	–	–	–

The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of our stock options. We considered historical data in projecting expected stock price volatility. We estimated the expected life of stock options and stock option forfeitures based on historical experience.

Option transactions during 2011 are summarized in the following table:

	Number of Shares	Weighted-Average Exercise Price ($)	Weighted-Average Remaining Contractual Life (yrs.)
Outstanding at September 26, 2010	3,910,909	18.39	5.8
Granted	833,831	3.04
Exercised	(500)	3.03
Expired/Canceled	(962,222)	16.66
Outstanding at September 25, 2011	3,782,018	15.44	5.9

Options exercisable at September 25, 2011	2,115,372	23.76	3.9

The aggregate intrinsic value at year-end of our stock options (the amount by which the market price of the stock on the date of exercise exceeded the exercise price of the option) outstanding for 2011, 2010 and 2009 was $0, $197,000 and $2,601,000, respectively. The aggregate intrinsic value at year-end of our stock options exercisable for 2011, 2010 and 2009 was $0.

The following table summarizes the status of options that remain subject to vesting:

	Number of Shares	Weighted-Average Grant Date Fair Value ($)
Nonvested at September 26, 2010	1,638,907	5.13
Granted	833,831	2.24
Vested	(402,441)	6.42
Canceled	(403,651)	4.40
Nonvested at September 25, 2011	1,666,646	3.55

The following table summarizes information about stock options outstanding at September 25, 2011:

	Options Outstanding			Options Exercisable
Range of Exercise Prices ($)	Number Outstanding	Weighted- Average Remaining Contractual Life (yrs)	Weighted- Average Exercise Price ($)	Number Exercisable	Weighted- Average Exercise Price ($)
3.03 – 5.00	1,187,363	8.4	3.04	235,000	3.03
5.01 – 10.00	714,283	8.2	7.34	–	–
10.01 – 20.00	20,000	6.4	15.96	20,000	15.96
20.01 – 25.00	834,042	2.6	23.17	834,042	23.17
25.01 – 30.00	603,990	5.3	26.79	603,990	26.79
30.01 – 45.06	422,340	2.7	32.52	422,340	32.52
Total	3,782,018	5.9	15.44	2,115,372	23.76

Employee Benefit Plans

We have a defined contribution plan covering our employees in the U.S. Our contributions to the plan were $29,000 in 2011, $0 in 2010 and $4,998,000 in 2009. From June 2009 to July 2011, we had suspended our employer contributions to our defined contribution plan. We also have a provident fund covering our employees in Thailand. Our contributions to the plan were $49,000 in 2011.

We sponsor a self-insured comprehensive medical and dental plan for qualified employees that is funded by contributions from plan participants and from us. Contributions are made through a Voluntary Employee’s Benefit Association Trust. We recognized expense related to these plans of $12,841,000 in 2011, $13,128,000 in 2010 and $18,158,000 in 2009.

Commitments and Contingencies	12 Months Ended
Sep. 25, 2011
Commitments and Contingencies Disclosure [Text Block]
6.     Commitments and Contingencies

Operating and Capital Leases

We are committed under various operating lease agreements. Total rent expense under these operating leases was $4,077,000 in 2011, $4,314,000 in 2010 and $9,858,000 in 2009.

We lease some manufacturing equipment that has been treated as a capital lease for accounting purposes. The present value of the minimum quarterly payments resulted in an initial $686,000 lease obligation and related leased asset.

Future minimum payments for all operating leases and capital leases with initial or remaining terms of one year or more subsequent to September 25, 2011 are as follows:

	Operating Leases	Capital Leases
2012	$3,264	$280
2013	2,554	–
2014	1,110	–
2015	526	–
2016	6	–
Thereafter	–	–
Total minimum lease payments	$7,460	$280

Amount representing interest		$(8)
Present value of minimum lease payments		$272

Legal Proceedings

We and certain users of our products have from time to time received, and may in the future receive, communications from third parties asserting patents against us or our customers which may relate to certain of our manufacturing equipment or products or to products that include our products as a component. In addition, certain of our customers have been sued on patents having claims closely related to products sold by us. If any third party makes a valid infringement claim and a license was not available on terms acceptable to us, our operating results could be adversely affected. We expect that, as the number of patents issued continues to increase, and as we grow, the volume of intellectual property claims could increase. We may need to engage in litigation to enforce patents issued or licensed to us, protect trade secrets or know-how owned by us or determine the enforceability, scope and validity of the intellectual property rights of others. We could incur substantial costs in such litigation or other similar legal actions, which could have a material adverse effect on our results of operations.

We are a party to ordinary routine litigation incidental to our business. The outcome of such claims is not expected to materially affect our current or future financial position or results of operations.

Supplementary Cash Flow Information	12 Months Ended
Sep. 25, 2011
Cash Flow, Supplemental Disclosures [Text Block]
7.     Supplementary Cash Flow Information

	2011	2010	2009
Changes in operating assets and liabilities:
Receivables, net	$3,416	$16,415	$37,882
Inventories	(1,450)	(6,690)	28,902
Other assets	(48)	1,758	3,615
Accounts payable and accrued expenses	5	(6,743)	(18,927)
Other long-term liabilities	9	(434)	(1,303)
	$1,932	$4,306	$50,169

Cash paid for:
Interest (net of amount capitalized)	$6,929	$14,805	$9,994
Income taxes	327	443	240

Non-cash investing activities:
Capital expenditures in accounts payable	1,208	1,683	656

Capitalized interest was $821,000 in 2011, $1,071,000 in 2010 and $589,000 in 2009. Interest is capitalized using an overall borrowing rate for assets that are being constructed or otherwise produced for our own use. Interest capitalized during 2011 was primarily for additional manufacturing equipment for new process technology and capability improvements and tooling.

During the first quarter of 2006, we purchased the assembly manufacturing building (which we previously leased) at our Eau Claire, Wisconsin manufacturing site, together with related equipment, for $12,924,000, which included the assumption of a mortgage by us.

Purchase price of building and related equipment	$12,924
Cash paid for building and related equipment	(5,069)
Mortgage assumed	$7,855

The mortgage was paid in full in May 2011.

Other Comprehensive Income	3 Months Ended	12 Months Ended
	Dec. 25, 2011	Sep. 25, 2011
Comprehensive Income (Loss) Note [Text Block]
(8)  OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated OCI, net of income taxes (see Note 12 for a discussion of income taxes), were as follows:

	December 25, 2011	September 25, 2011
Foreign currency translation	$(244)	$190
Total accumulated OCI	$(244)	$190

Our Thailand operation uses their local currency as its functional currency. Assets and liabilities are translated at exchange rates in effect at the balance sheet date. Income and expense accounts are translated at the average exchange rates during the year. Resulting translation adjustments are recorded as a separate component of accumulated OCI. Foreign currency translation, net of income taxes (see Note 12 for a discussion of income taxes), for the thirteen weeks ended December 25, 2011 was a $434,000 loss, compared to a $164,000 gain for the thirteen weeks ended December 26, 2010.

Transaction gains and losses that arise from the exchange rate changes on transactions denominated in a currency other than the local currency are included in “Other (expense) income, net” in the consolidated statements of operations. We recognized a foreign currency loss of $530,000 for the thirteen weeks ended December 25, 2011, primarily related to purchases and advances denominated in U.S. dollars made by our Thailand operation.

8.     Other Comprehensive Income

Other comprehensive income

The components of accumulated OCI, net of income taxes, are as follows:

	September 25, 2011	September 26, 2010
Available-for-sale securities	$–	$209
Foreign currency translation	190	667
Total accumulated other comprehensive income	$190	$876

Derivatives

During 2008 and 2009, we entered into contracts to hedge gold commodity price risks through February 2010. The contracts essentially established a fixed price for the underlying commodity and were designated and qualified as effective cash flow hedges of purchases of gold. Actual amounts ultimately reclassified to net income are dependent on the average monthly London PM gold fix rates in effect when our outstanding contracts mature.

As of September 25, 2011, we did not have any outstanding derivative contracts on our consolidated balance sheet.

The following table summarizes the gross activity in OCI related to these contracts:

	2011	2010
Beginning of period unrealized gain (loss) in accumulated OCI	$–	$266
(Increase) decrease in fair value of derivative instruments	–	(195)
(Loss) gains reclassified from OCI into cost of sales	–	(373)
Gains on dedesignated derivative instruments reclassified from OCI into cost of sales	–	–
Settlements	–	302
End of period unrealized gain in accumulated OCI	$–	$–

Foreign Currency Translation

Our Thailand operation uses their local currency as their functional currency. Assets and liabilities are translated at exchange rates in effect at the balance sheet date. Income and expense accounts are translated at the average exchange rates during the year. Resulting translation adjustments are recorded as a separate component of accumulated OCI.

Shareholders' Equity	12 Months Ended
Sep. 25, 2011
Stockholders' Equity Note Disclosure [Text Block]
9.     Shareholders’ Equity

Stock Repurchase Program

On February 4, 2008, we announced that our board of directors had approved a share repurchase program authorizing us to spend up to $130,000,000 to repurchase shares of our common stock from time to time in the open market or through privately negotiated transactions. As of September 28, 2008, we had spent $57,632,000 to repurchase 3,600,000 shares at an average price of $16.21. The maximum dollar value of shares that may yet be purchased under the share repurchase plan is $72,368,000. All of our repurchases during 2008 were made in the open market. There have been no repurchases since 2008.

Share Rights Plan	12 Months Ended
Sep. 25, 2011
Share Rights Plan [Text Block]
10.   Share Rights Plan

In July 2010, our board of directors declared a dividend of one common share purchase right for each outstanding share of common stock held by shareholders of record as of the close of business on August 10, 2010. Under certain conditions, each right may be exercised to purchase one-tenth of a share of common stock at an exercise price of $3.00, subject to adjustment. The rights generally will become exercisable after any person or group acquires beneficial ownership of 15 percent or more of our common stock or announces a tender or exchange offer that would result in that person or group beneficially owning 15 percent or more of our common stock. If any person or group becomes a beneficial owner of 15 percent or more of our common stock, each right will entitle its holder (other than the 15 percent owner) to purchase, at an adjusted exercise price equal to ten times the previous purchase price, shares of our common stock having a market value of two times the right’s adjusted exercise price.

The rights, which do not have voting rights, expire in on August 10, 2020 and may be redeemed by us at a price of $0.001 per right, subject to adjustment, at any time prior to their expiration or a person’s or group’s acquisition of beneficial ownership of at least 15 percent of our common stock. In certain circumstances, at the option of our Board of Directors, we may exchange the rights for shares of our common stock, delay or temporarily suspend the exercisability of the rights or reduce the stock-ownership threshold of 15 percent to not less than 10 percent.

In the event that we are acquired in certain merger or other business-combination transactions, or sell 50 percent or more of our assets or earnings power, each holder of a right shall have the right to receive, at the right’s adjusted exercise price, common shares of the acquiring company having a market value of twice the right’s adjusted exercise price.

Segment Reporting	3 Months Ended	12 Months Ended
	Dec. 25, 2011	Sep. 25, 2011
Segment Reporting Disclosure [Text Block]
(15)  SEGMENT REPORTING

We follow the provisions of FASB guidance, which establish annual and interim reporting standards for an enterprise’s business segments and related disclosures about each segment’s products, services, geographic areas and major customers. The method for determining what information to report is based on the way management organizes the operating segments within a company for making operating decisions and assessing financial performance. Our Chief Executive Officer is considered to be our chief operating decision maker.

We have determined that we have two reportable segments: the Disk Drive Components Division and the BioMeasurement Division. The accounting policies of the segments are the same as those described in the summary of significant accounting policies disclosed in our Annual Report on Form 10-K for the fiscal year ended September 25, 2011.

The following table represents net sales by product for each reportable segment and operating loss for each reportable segment.

	Thirteen Weeks Ended
	December 25, 2011	December 26, 2010
Net sales:
Disk Drive Components Division:
Suspension assemblies	$54,011	$66,240
Other products	4,048	1,462
Total Disk Drive Components Division	58,059	67,702
BioMeasurement Division	416	542
	$58,475	$68,244

Loss from operations:
Disk Drive Components Division	$(6,986)	$(11,448)
BioMeasurement Division	(1,123)	(2,911)
	$(8,109)	$(14,359)

11.   Segment Reporting

We follow the provisions of FASB guidance, which establish annual and interim reporting standards for an enterprise’s business segments and related disclosures about each segment’s products, services, geographic areas and major customers. The method for determining what information to report is based on the way management organizes the operating segments within a company for making operating decisions and assessing financial performance. Our Chief Executive Officer is considered to be our chief operating decision maker.

We have determined that we have two reportable segments: the Disk Drive Components Division and the BioMeasurement Division. The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

The following table represents net sales by product for each reportable segment:

	2011	2010	2009
Net sales:
Disk Drive Components Division
Suspension assemblies	$270,769	$337,931	$397,942
Other products	4,969	6,844	8,325
Total Disk Drive Components Division	275,738	344,775	406,267

BioMeasurement Division	2,352	2,414	1,755
	$278,090	$347,189	$408,022

The following table represents operating loss for each reportable segment:

	2011	2010	2009
Loss from operations:
Disk Drive Components Division	$(42,669)	$(24,027)	$(152,032)
BioMeasurement Division	(9,161)	(23,959)	(23,485)
	$(51,830)	$(47,986)	$(175,517)

The following table represents long-lived assets for each reportable segment:

	2011	2010	2009
Long-lived assets:
Disk Drive Components Division	$222,746	$257,739	$276,283
BioMeasurement Division	388	494	3,053
	$223,134	$258,233	$279,336

The following table represents depreciation expenses for each reportable segment:

	2011	2010	2009
Depreciation and amortization expense:
Disk Drive Components Division	$47,960	$50,619	$75,132
BioMeasurement Division	126	1,230	1,434
	$48,086	$51,849	$76,566

Sales to foreign locations were as follows:

	2011	2010	2009
Foreign-based enterprises	$85,164	$157,611	$182,417
Foreign subsidiaries of United States corporations	187,256	182,474	217,900
	$272,420	$340,085	$400,317

The majority of these foreign location sales were to the Pacific Rim region. In addition, we have sales to United States corporations that used our products in their offshore manufacturing sites.

Revenue assigned based on product shipment location and long-lived assets by geographic area are as follows:

	2011	2010	2009
Revenue:
Thailand	$184,948	$174,627	$211,960
Hong Kong	34,535	114,541	152,068
Japan	–	–	14,299
Philippines	49,568	32,725	5,954
China	–	9,365	7,789
Malaysia	2,687	7,847	5,940
United States	5,669	7,104	7,705
Other foreign countries	683	980	2,307
	$278,090	$347,189	$408,022

Long-lived assets:
United States	$205,597	$242,704	$278,334
Other foreign countries	17,537	15,529	1,002
	$223,134	$258,233	$279,336

Sales to customers in excess of 10% of net sales are as follows:

	2011	2010	2009
Western Digital Corporation	56%	43%	36%
SAE Magnetics, Ltd./TDK Corporation	19	37	39
Hitachi and affiliates	11	–	–
Seagate Technology, LLC	11	10	18

Summary of Quarterly Information (unaudited)	12 Months Ended
Sep. 25, 2011
Quarterly Financial Information [Text Block]
12.   Summary of Quarterly Information (unaudited)

The following table summarizes unaudited financial data for 2011 and 2010. The price range per share reflects the highest and lowest bids as quoted on the NASDAQ Global Select Market during each quarter.

	2011 by Quarter						2010 by Quarter
	First	Second		Third	Fourth		First	Second	Third		Fourth
Net sales	$68,244	$63,281		$72,180	$74,385		$108,256	$87,614	$77,293		$74,026
Gross profit (loss)	3,324	(2,298)		4,190	5,136		20,777	7,315	4,907		(34)
Income (loss) from operations	(14,359)	(23,444	) 1	(7,772)	(6,254)		3,129	(11,320)	(15,332	) 2	(24,463	) 3
(Loss) income before income taxes	(16,953)	(20,482	) 4	(10,936)	(7,108	) 5	(32)	(15,111)	(18,419)		(26,945)
Net income (loss)	(16,950)	(20,482)		(10,940)	(7,193)		2,220	(15,590)	(18,500)		(27,052)
Net income (loss) per share:
Basic	(0.73)	(0.88)		(0.47)	(0.31)		0.10	(0.67)	(0.79)		(1.16)
Diluted	(0.73)	(0.88)		(0.47)	(0.31)		0.09	(0.67)	(0.79)		(1.16)
Price range per share:
High	4.30	4.04		2.84	3.30		9.98	11.40	7.98		5.11
Low	2.80	2.41		2.07	2.00		5.82	5.96	4.22		2.74

__________________________

1	During the second quarter of 2011, we recorded $6,725,000 for severance and other expenses related to a manufacturing consolidation and restructuring plan.
2	During the third quarter of 2010, we recorded $2,294,000 for asset impairments. The impairments were triggered by slower than expected sales growth based on the current pace of adoption of the InSpectra StO2 system and spending constraints in healthcare markets world-wide, along with our planned operating changes within the BioMeasurement Division.
3	During the fourth quarter of 2010, we recorded $3,674,000 for severance and other costs.
4	During the second quarter of 2011, we recorded $5,467,000 gain on extinguishment of debt as a result of our February 2011 debt tender/exchange.
5	During the fourth quarter of 2011, we recorded $2,915,000 gain on extinguishment of debt as a result of our July 2011 debt exchange.

Subsequent Events (unaudited)	3 Months Ended	12 Months Ended
	Dec. 25, 2011	Sep. 25, 2011
Subsequent Events [Text Block]
 (16)  SUBSEQUENT EVENTS

Our insurance policies provide for $25,000,000 of flood coverage for property and casualty damages and business interruption. Our total claims exceeded this amount. During our first quarter of 2012, we received an initial insurance payment of $9,000,000. Subsequent to our first quarter of 2012, we received a final insurance payment of $16,000,000. There are no restrictions on the insurance proceeds received. We plan to use the proceeds to repair and restore our Thailand facility and replace equipment.

We evaluated subsequent events after the balance sheet date through the date the consolidated financial statements were issued. We did not identify any additional material events or transactions occurring during this subsequent event reporting period that required further recognition or disclosure in these consolidated financial statements.

13.   Subsequent Events (unaudited)

Subsequent to our 2011 year-end, severe flooding in Thailand required us to suspend assembly operations at our Thailand manufacturing facility in the second week of October 2011. During our fourth quarter 2011, approximately 1/3 of our sales originated out of our Thailand assembly facility. By the end of that quarter, our Thailand operations had an assembly capacity of four to five million parts per week. Based on the information we currently have, although we expect it will take multiple quarters, we intend to fully resume operations in Thailand, restore our operation to its previous assembly capacity and work with third parties to mitigate the impact that future flooding could have on our operations.

The floodwaters have recently receded and we have started to assess the damage to our operations and the financial impact of our recovery effort and insurance proceeds. At the time our Thailand facility flooded, it had a book value of approximately $12,000,000, our manufacturing and office equipment in Thailand had book value of approximately $4,000,000, and we had approximately $11,000,000 of inventories in Thailand, including inventory hubs at off-site locations in Thailand. The replacement value of our manufacturing equipment is higher than the recorded book values. In the first quarter of 2012, we expect to record impairment charges estimated at between $10,000,000 to $20,000,000 related to facility equipment and fixtures, manufacturing equipment and tooling and inventories that were damaged due to the floodwater.

        In 2012, we estimate we will spend $25,000,000 to $35,000,000 (excluding any reimbursements from insurance coverage) related to our Thailand operation (including Thailand facility equipment and restoration expenses, manufacturing equipment and tooling and other expenses), and expenses associated with the higher cost of our U.S. manufacturing. All of these estimates are based on our preliminary damage assessment and it is reasonably possible that the estimate will change in the near term and the effect of the change could be material. Our insurance policies provides for $25,000,000 of flood coverage for property and casualty damages and business interruption. We currently expect that our claims will exceed this amount. Subsequent to year-end, we received an initial insurance payment of $9,000,000. The timing of our cash flows for flood-related expenditures and insurance proceeds is uncertain at this time. However, we have modeled various scenarios and we believe we have sufficient cash to manage through the recovery.

We are leveraging our U.S. assembly operations to offset the temporary loss of capacity in Thailand. This will result in our retaining approximately 120 employees in our Hutchinson, Minnesota manufacturing facility that we previously expected to terminate and that were included in our expected 2011 severance charges. This will result in a reduction of approximately $750,000 in our severance expense during our 2011 first quarter ending December 25, 2011.

Our available assembly capacity and vertically integrated components operations in the U.S. are enabling us to meet current levels of customer demand and should provide us with the flexibility to respond to increases in demand as the supply chain recovers. In this uncertain environment, we estimate our first quarter suspension assembly shipments will be 80 million to 100 million. As the industry and the supply chain recover, inventories will likely need to be replenished and we expect suspension assembly demand to recover.

The suspension of production in our Thailand facility subsequent to our fiscal 2011 year-end triggered an event of default provision related to business interruptions under the revolving credit and security agreement with PNC Bank, and we have obtained a waiver of the event of default. We currently have no borrowings drawn under the credit agreement and the event of default did not trigger any cross-default provisions in our other financing arrangements. Due to the expected material negative impact of the Thailand flooding on our results of operations, we also may be out of compliance with one financial covenant in the credit agreement at the end of our 2012 first quarter. If necessary, we intend to negotiate a waiver of any noncompliance or an amendment of the financial covenant specific to the applicable period.

We evaluated subsequent events after the balance sheet date through the date the consolidated financial statements were issued. We did not identify any additional material events or transactions occurring during this subsequent event reporting period that required further recognition or disclosure in these consolidated financial statements.

Basis Of Presentation	3 Months Ended
Dec. 25, 2011
Basis of Accounting [Text Block]
(1)  BASIS OF PRESENTATION

The condensed consolidated financial statements have been prepared by us, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The information furnished in the condensed consolidated financial statements includes normal recurring adjustments and reflects all adjustments which are, in the opinion of our management, necessary for a fair presentation of such financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. Although we believe that the disclosures are adequate to make the information presented not misleading, we suggest that these condensed consolidated financial statements be read in conjunction with the financial statements and the notes thereto included in our latest Annual Report on Form 10-K. The quarterly results are not necessarily indicative of the actual results that may occur for the entire fiscal year.

Cash And Cash Equivalents	3 Months Ended
Dec. 25, 2011
Cash and Cash Equivalents Disclosure [Text Block]
(2)  CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of all highly liquid investments with original maturities of ninety days or less. As of December 25, 2011 and September 25, 2011, we had $2,622,000 and $2,620,000 of cash and cash equivalents that were restricted in use, respectively, which are classified in other current assets. These amounts covered outstanding letters of credit.

Investments	3 Months Ended
Dec. 25, 2011
Investments in Debt and Marketable Equity Securities (and Certain Trading Assets) Disclosure [Text Block]
(4)  INVESTMENTS

Our short-term investments are comprised of U.S. government debt securities. We account for securities available for sale in accordance with Financial Accounting Standards Board (“FASB”)  guidance regarding accounting for certain investments in debt and equity securities, which requires that available-for-sale and trading securities be carried at fair value. Unrealized gains and losses deemed to be temporary on available-for-sale securities are reported as other comprehensive (loss) income (“OCI”) within shareholders’ equity. Realized gains and losses and decline in value deemed to be other than temporary on available-for-sale securities are included in “Gain on short- and long-term investments” on our condensed consolidated statements of operations. Fair value of the securities is based upon quoted market prices in active markets or estimated fair value when quoted market prices are not available. The cost basis for realized gains and losses on available-for-sale securities is determined on a specific identification basis. We classify our securities available-for-sale as short- or long-term based upon management’s intent and ability to hold these investments.

A summary of our investments as of December 25, 2011, is as follows:

		Gross Realized		Gross Unrealized
	Cost Basis	Gains	Losses	Gains	Losses	Recorded Basis

Available-for-sale securities
Short-term investments
Marketable securities	$1,200	$–	$–	$–	$–	$1,200

A summary of our investments as of September 25, 2011, is as follows:

		Gross Realized		Gross Unrealized
	Cost Basis	Gains	Losses	Gains	Losses	Recorded Basis

Available-for-sale securities
Short-term investments
Marketable securities	$1,612	$–	$–	$–	$–	$1,612

As of December 25, 2011, our short-term investments mature within one year.

As of December 25, 2011, and September 25, 2011, we had $1,200,000 and $1,612,000, respectively, of short-term investments that were restricted in use. These amounts covered a security for our self-insured workers compensation programs.

Trade Receivables	3 Months Ended
Dec. 25, 2011
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
(5)  TRADE RECEIVABLES

We grant credit to our customers, but generally do not require collateral or any other security to support amounts due. Trade receivables of $35,143,000 at December 25, 2011, and $44,998,000 at September 25, 2011, are net of allowances of $127,000 and $185,000, respectively. As of December 25, 2011, allowances of $127,000 consisted of a $24,000 allowance for doubtful accounts and a $103,000 allowance for sales returns. As of September 25, 2011, allowances of $185,000 consisted of a $23,000 allowance for doubtful accounts and a $162,000 allowance for sales returns.

We generally warrant that the products sold by us will be free from defects in materials and workmanship for a period of one year or less following delivery to our customer. Upon determination that the products sold are defective, we typically accept the return of such products and refund the purchase price to our customer. We record a provision against revenue for estimated returns on sales of our products in the same period that the related revenues are recognized. We base the allowance on historical product returns, as well as existing product return authorizations. The following table reconciles the changes in our allowance for sales returns under warranties:

September 25, 2011	Reductions in the Allowance for Returns Under Warranties	December 25, 2011
$162	$(59)	$103

Inventories	3 Months Ended
Dec. 25, 2011
Inventory Disclosure [Text Block]
(6)  INVENTORIES

Inventories are valued at the lower of cost (first-in, first-out method) or market by analyzing market conditions, current sales prices, inventory costs and inventory balances. Inventories consisted of the following at December 25, 2011, and September 25, 2011:

	December 25, 2011	September 25, 2011

Raw materials	$19,164	$21,566
Work in process	15,258	14,656
Finished goods	18,490	18,796
	$52,912	$55,018

Severance And Other Expenses	3 Months Ended
Dec. 25, 2011
Restructuring and Related Activities Disclosure [Text Block]
(9)  SEVERANCE AND OTHER EXPENSES

A summary of our severance and benefits and other expenses as of December 25, 2011, is as follows:

	Severance and Benefits	Other Expenses	Total
Accrual balances, September 25, 2011	$1,741	$–	$1,741
Reduction of severance accrual	(895)	–	(895)
Restructuring charges	–	184	184
Cash payments	(729)	(184)	(913)
Accrual balances, December 25, 2011	$117	$–	$117

During the second quarter of 2011, we announced a manufacturing consolidation and restructuring plan that consolidated our Hutchinson, Minnesota components operations into our operations in Eau Claire, Wisconsin. We also took additional actions to resize the company, reduce costs and improve cash flow, including severance actions. Due to the flooding in Thailand, we are leveraging our U.S. assembly operations to offset the temporary loss of capacity in Thailand and have retained approximately 120 employees in our Hutchinson, Minnesota manufacturing facility that were previously expected to terminate and that were included in our 2011 severance and benefits charges. This resulted in a reduction of $895,000 of our severance and benefits expense during the first quarter of 2012. We expect the remaining severance and benefits payments of $117,000 will be complete by the end of our second quarter of 2012.

As part of the consolidation and restructuring plan, we incurred approximately $184,000 of other expenses for the thirteen weeks ended December 25, 2011 for a total of $985,000 of other expenses recorded in 2011 and 2012, primarily internal labor, contractors and freight, related to consolidation of the Hutchinson components operations into our operations in Eau Claire, Wisconsin.

Asset Impairment	3 Months Ended
Dec. 25, 2011
Asset Impairment Charges [Text Block]
(10)  ASSET IMPAIRMENT

When indicators of impairment exist and assets are held for use, we estimate future undiscounted cash flows attributable to the assets. In the event such cash flows are not expected to be sufficient to recover the recorded value of the assets, the assets are written down to their estimated fair values based on the expected discounted future cash flows attributable to the assets or based on appraisals. Factors affecting impairment of assets held for use include the ability of the specific assets to generate positive cash flows. Changes in any of these factors could necessitate impairment recognition in future periods for other assets held for use.

During the first quarter of 2012, flooding in Thailand required us to suspend our Thailand assembly operations and constrained the disk drive manufacturing supply chain, which affected demand for our products. We believe that the flooding, together with our continued operating losses, was a triggering event that required an impairment analysis. Based on our forecast model and impairment analysis for our first quarter of 2012, there was a cushion in excess of 10% between our expected undiscounted cash flows and the carrying value of our assets. However, impairments were recognized on specific identification of assets that were destroyed by the floodwaters (see Note 11 regarding the Thailand flood). Changes in our forecast model estimates could require additional impairment charges related to our long-lived assets.

Thailand Flood	3 Months Ended
Dec. 25, 2011
Catastrophies [Text Block]
(11)  THAILAND FLOOD

In October 2011, severe flooding in Thailand required us to suspend assembly operations at our Thailand manufacturing facility. During our fourth quarter of 2011, prior to the flooding, approximately one-third of our sales originated out of our Thailand assembly facility. By the end of that quarter, our Thailand operations had an assembly capacity of four to five million parts per week.

After review of the flood mitigation plans of the Thai government and those of the industrial park where our plant is located, we are proceeding with plans to restore our Thailand manufacturing facility to pre-flood output levels. We expect to resume production there by the end of June 2012 and that it will take until the middle of 2013 to return production to pre-flood output levels.

As a result of the flooding in Thailand, during our first quarter of 2012, we recorded flood-related costs, net of insurance recoveries, as follows:

Impairment charges for damaged building and equipment	$8,338
Inventory write-offs	2,744
Continuing costs during site shutdown	2,543
Site restoration	102
13,727
Insurance recoveries	(13,727)
Flood-related costs, net of insurance recoveries	$–

The total carrying value of our Thailand building and equipment was approximately $18,700,000 at the time of the flood. Of the total, $8,338,000 was destroyed by the floodwaters and was impaired and written off. The inventory write-off of $2,744,000 included the cost of raw materials, work-in-process and finished goods inventories that were not able to be used or sold due to the flood damage. We expect the remaining $2,600,000 of inventory that was not written off will be usable or sellable. As we repair and restore our facility and equipment in Thailand, we may determine that additional property, plant and equipment and inventory may be damaged. This could result in additional impairments and write-offs. Our estimates of our flood-related costs are based on current damage assessments and it is reasonably possible that the estimate will change in the near term and the effect of the change could be material.  We expect any remaining impairments and write-offs related to the floodwaters would be less than $2,000,000.

After the suspension of production in Thailand in our first quarter of 2012, we have and will continue to incur costs for wages, salaries and benefits, depreciation and other items, which continued regardless of the suspension of production. Some employees normally engaged in the assembly manufacturing operation are being utilized in the clean-up and repairs of the facility and equipment, assessment and recovery of inventories and other aspects of the site restoration. In addition, we have and will continue to hire contractors to assist in the repair and restoration of our facility and equipment. These expenses totaled $2,645,000 for the thirteen weeks ended December 25, 2011. These amounts are shown, net of insurance recoveries, in the line item Flood-related costs, net of insurance recoveries, on our consolidated statement of operations.

In total, we estimate we will spend $25,000,000 to $30,000,000 in 2012 and an additional $5,000,000 in 2013 to restore our Thailand manufacturing operation and bring it back to pre-flood capacity levels and to cover the incremental costs of manufacturing in the United States. These estimates do not include lost profits. These costs will be partially offset by $25,000,000 in insurance proceeds.

Our insurance policies provide for $25,000,000 of flood coverage for property and casualty damage and business interruption. Our total claims exceeded this amount. Insurance proceeds are recognized in the consolidated financial statements to the extent of losses incurred when realization is deemed probable. During the first quarter of 2012, we received an initial insurance payment of $9,000,000 which is included in cash provided by operating activities on our consolidated statement of cash flows. Subsequent to December 25, 2011, we received the final insurance payment of $16,000,000. The insurance recoveries, to the extent of losses incurred, were deemed probable at December 25, 2011. Accordingly, we recorded a flood insurance receivable in the amount of $4,727,000 included in the line item Other receivables on our condensed consolidated balance sheets. Recoveries in excess of losses incurred were assessed for recognition in accordance with gain contingency guidance and will be recognized when no contingencies remain. There are no restrictions on the insurance proceeds received. We plan to use the proceeds to repair and restore our Thailand facility and replace equipment.

Stock-Based Compensation	3 Months Ended
Dec. 25, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
(13)  STOCK-BASED COMPENSATION

Under our equity incentive plan, stock options were granted to employees, including our officers, and directors at an exercise price not less than the fair market value of our common stock at the date the options are granted. The options granted generally expire ten years from the date of grant or at an earlier date as determined by the committee of our board of directors that administered the plan. Options granted under the plan prior to November 2005 generally were exercisable one year from the date of grant. Options granted under the plan from November 2005 to October 2011 are exercisable two to three years from the date of grant. Options granted under the plan since November 2011 are exercisable one to three years from the date of grant.

On January 20, 2011, our shareholders approved (i) our 2011 Equity Incentive Plan, which authorizes the issuance of 1,200,000 shares of our common stock (plus any shares that remained available on that date for future grants under our 1996 Incentive Plan) for equity-based awards (no further awards will be made under our 1996 Incentive Plan), and (ii) the amendment and restatement of our employee stock purchase plan, to increase the maximum number of shares of our common stock authorized for issuance under that plan by 1,000,000 shares, to a total of 2,500,000, and provide means by which eligible employees of our foreign subsidiaries may participate in that plan.

We recorded stock-based compensation expense, included in selling, general and administrative expenses, of $388,000 and $750,000 for the thirteen weeks ended December 25, 2011, and December 26, 2010, respectively. As of December 25, 2011, $2,902,000 of unrecognized compensation expense related to non-vested awards is expected to be recognized over a weighted-average period of approximately 18 months.

We use the Black-Scholes option pricing model to determine the weighted-average fair value of options. The weighted-average fair value of options granted during the thirteen weeks ended December 25, 2011, and December 26, 2010, were $1.29 and $2.22, respectively. The fair value of options at the date of grant and the weighted-average assumptions utilized to determine such values are indicated in the following table:

	Thirteen Weeks Ended
	December 25, 2011	December 26, 2010
Risk-free interest rate	1.7%	2.2%
Expected volatility	80.0%	80.0%
Expected life (in years)	8.0	7.3
Dividend yield	–	–

The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of our stock options. We considered historical data in projecting expected stock price volatility. We estimated the expected life of stock options and stock option forfeitures based on historical experience.

Option transactions during the thirteen weeks ended December 25, 2011, are summarized as follows:

	Number of Shares	Weighted-Average Exercise Price ($)	Weighted-Average Remaining Contractual Life (yrs.)	Aggregate Intrinsic Value ($)
Outstanding at September 25, 2011	3,782,018	15.44	5.9	–
Granted	193,500	1.70
Exercised	–	–
Expired/Canceled	(278,342)	20.99
Outstanding at December 25, 2011	3,697,176	14.31	6.3	–
Options exercisable at December 25, 2011	2,418,372	19.72	4.9	–

The following table summarizes the status of options that remain subject to vesting:

	Number of Shares	Weighted- Average Grant Date Fair Value ($)
Non-vested at September 25, 2011	1,666,646	3.55
Granted	193,500	1.29
Vested	(558,967)	4.01
Canceled	(22,375)	2.99
Non-vested at December 25, 2011	1,278,804	3.02

The following table summarizes information concerning currently outstanding and exercisable stock options:

	Options Outstanding			Options Exercisable
Range of Exercise Prices ($)	Number Outstanding	Weighted-Average Remaining Contractual Life (yrs.)	Weighted-Average Exercise Price ($)	Number Exercisable	Weighted-Average Exercise Price ($)
1.70-3.00	193,500	9.9	1.70	0	0.00
3.01-5.00	1,171,188	8.2	3.04	454,925	3.03
5.01-10.00	708,083	8.0	7.34	339,042	7.36
10.01-20.00	20,000	6.1	15.96	20,000	15.96
20.01-25.00	601,567	3.2	23.71	601,567	23.71
25.01-30.00	590,740	5.0	26.79	590,740	26.79
30.01-45.06	412,098	2.4	32.52	412,098	32.52
Total	3,697,176	6.3	14.31	2,418,372	19.72

Under our equity incentive plan, we also issue restricted stock units (“RSUs”) to employees, including our officers. RSUs generally vest over three years in annual installments commencing one year after the date of grant. We recognize compensation expense for the RSUs over the service period equal to the fair market value of the stock units on the date of issuance. Upon vesting, RSUs convert to shares in accordance with the terms of our equity incentive plan.

RSU transactions during the thirteen weeks ended December 25, 2011, are summarized as follows:

	Number of RSUs	Weighted- Average Grant Date Fair Value ($)
Non-vested at September 25, 2011	–	–
Granted	501,100	1.70
Vested	–	–
Canceled	(3,750)	1.70
Non-vested at December 25, 2011	497,350	1.70

Earnings (Loss) Per Share	3 Months Ended
Dec. 25, 2011
Earnings Per Share [Text Block]
(14)  EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted-average number of common shares outstanding during the year. Diluted earnings (loss) per share identifies the dilutive effect of potential common shares using net income (loss) available to common shareholders and is computed (i) using the treasury stock method for outstanding stock options and the if-converted method for the 8.50% Notes, and (ii) in accordance with FASB guidance relating to the effect of contingently convertible instruments on diluted earnings per share for the 3.25% Notes. A reconciliation of these amounts is as follows:

	Thirteen Weeks Ended
	December 25, 2011	December 26, 2010
Net loss	$(12,476)	$(16,950)

Weighted-average common shares outstanding	23,395	23,371
Dilutive potential common shares	–	–
Weighted-average common and diluted shares outstanding	23,395	23,371

Basic loss per share	$(0.53)	$(0.73)

Diluted loss per share	$(0.53)	$(0.73)

Options to purchase common stock and RSUs that will convert to common stock upon vesting to 4,195,000 and 2,885,000 shares were not included for the thirteen weeks ended December 25, 2011 and December 26, 2010, respectively, because they were anti-dilutive.

Diluted loss per share for the thirteen weeks ended December 25, 2011, excludes potential common shares of 0, using the treasury stock method, and 9,903,000, using the if-converted method for the 8.50% Notes, as they were anti-dilutive. Diluted loss per share for the thirteen weeks ended December 26, 2010, excludes potential common shares of 95,000 using the treasury stock method as they were anti-dilutive.